                                                                     EXHIBIT 4.2

--------------------------------------------------------------------------------

                         CENTRAL GARDEN & PET COMPANY

                                      TO

                     Chemical Trust Company of California
                                    Trustee

                                   INDENTURE



                         Dated as of November 15, 1996
                  6% Convertible Subordinated Notes due 2003

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----

ARTICLE I.        DEFINITIONS...................................................  1

   Section 1.1    Definitions...................................................  1
                  Affiliate.....................................................  2
                  Board of Directors............................................  2
                  Business Day..................................................  2
                  Cedel.........................................................  2
                  Change in Control.............................................  2
                  Closing Price.................................................  2
                  Commission....................................................  2
                  Common Stock..................................................  2
                  Company.......................................................  3
                  Conversion Price..............................................  3
                  Corporate Trust Office........................................  3
                  Credit Agreement..............................................  3
                  Custodian.....................................................  3
                  default.......................................................  3
                  Defaulted Interest............................................  3
                  Depositary....................................................  3
                  Designated Senior Indebtedness................................  3
                  Exchange Act..................................................  4
                  Expiration Time...............................................  4
                  Euroclear.....................................................  4
                  Event of Default..............................................  4
                  Foreign Person................................................  4
                  Global Note...................................................  4
                  Indebtedness..................................................  4
                  Indenture.....................................................  5
                  Initial Purchasers............................................  5
                  Note or Notes.................................................  5
                  Noteholder or holder..........................................  5
                  Note register.................................................  5
                  Offering Memorandum...........................................  5
                  Officers' Certificate.........................................  5
                  Opinion of Counsel............................................  5
                  outstanding...................................................  5
                  Payment Blockage Notice.......................................  6
                  Person........................................................  6
                  PORTAL Market.................................................  6
                  Predecessor Note..............................................  6


                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
                  Purchased Shares..............................................  6
                  QIB...........................................................  6
                  Registration Rights Agreement.................................  6
                  Regulation D..................................................  7
                  Regulation S..................................................  7
                  Regulation S Global Note......................................  7
                  Representative................................................  7
                  Responsible Officer...........................................  7
                  Repurchase Date...............................................  7
                  Repurchase Price..............................................  7
                  Restricted Securities.........................................  7
                  Rule 144A.....................................................  7
                  Rule 144A Global Note.........................................  7
                  Rule 144(k)...................................................  7
                  Securities Act................................................  7
                  Senior Indebtedness...........................................  8
                  Significant Subsidiary........................................  8
                  Subsidiary....................................................  8
                  Trading Day...................................................  8
                  Trigger Event.................................................  8
                  Trust Indenture Act...........................................  8
                  Trustee.......................................................  8

ARTICLE II.       ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                  AND EXCHANGE OF NOTES........................................   9

   Section 2.1    Designation, Amount and Issue of Notes.......................   9
   Section 2.2    Form of Notes................................................   9
   Section 2.3    Date and Denomination of Notes Payments of Interest..........  10
   Section 2.4    Execution of Notes...........................................  12
   Section 2.5    Exchange and Registration of Transfer of Notes; Restrictions
                  on Transfer; Depositary......................................  12
   Section 2.6    Mutilated, Destroyed, Lost or Stolen Notes...................  22
   Section 2.7    Temporary Notes..............................................  23
   Section 2.8    Cancellation of Notes Paid, Etc..............................  23

ARTICLE III.      REDEMPTION OF NOTES..........................................  24

   Section 3.1    Redemption Prices............................................  24
   Section 3.2    Notice of Redemption Selection of Notes......................  24


                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
   Section 3.3    Payment of Notes Called for Redemption......................   25
   Section 3.4    Conversion Arrangement on Call for Redemption...............   26

ARTICLE IV.       SUBORDINATION OF NOTES......................................   27

   Section 4.1    Agreement of Subordination..................................   27
   Section 4.2    Payments to Noteholders.....................................   27
   Section 4.3    Subrogation of Notes........................................   30
   Section 4.4    Authorization to Effect Subordination.......................   31
   Section 4.5    Notice to Trustee...........................................   31
   Section 4.6    Trustee's Relation to Senior Indebtedness...................   32
   Section 4.7    No Impairment of Subordination..............................   33
   Section 4.8    Certain Conversions Deemed Payment..........................   33
   Section 4.9    Article Applicable to Paying Agents.........................   33
   Section 4.10   Senior Indebtedness Entitled to Rely........................   33

ARTICLE V.        PARTICULAR COVENANTS OF THE COMPANY.........................   34

   Section 5.1    Payment of Principal, Premium and Interest..................   34
   Section 5.2    Maintenance of Office or Agency.............................   34
   Section 5.3    Appointments to Fill Vacancies in Trustee's Office..........   35
   Section 5.4    Provisions as to Paying Agent...............................   35
   Section 5.5    Corporate Existence.........................................   36
   Section 5.6    Rule 144A Information Requirement...........................   36
   Section 5.7    Stay, Extension and Usury Laws..............................   36
   Section 5.8    Compliance Certificate......................................   37

ARTICLE VI.       NOTEHOLDERS' LISTS AND REPORTS BY THE
                  COMPANY AND TRUSTEE.........................................   37

   Section 6.1    Noteholders' Lists..........................................   37
   Section 6.2    Preservation and Disclosure of Lists........................   37
   Section 6.3    Reports by Trustee..........................................   37
   Section 6.4    Reports by Company..........................................   38

ARTICLE VII.      REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                  ON AN EVENT OF DEFAULT......................................   38

   Section 7.1    Events of Default...........................................   38
   Section 7.2    Payments of Notes on Default; Suit Therefor.................   40


                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
   Section 7.3    Application of Monies Collected by Trustee..................   42
   Section 7.4    Proceedings by Noteholder...................................   43
   Section 7.5    Proceedings by Trustee......................................   43
   Section 7.6    Remedies Cumulative and Continuing..........................   44
   Section 7.7    Direction of Proceedings and Waiver of Defaults by Majority
                  of Noteholders..............................................   44
   Section 7.8    Notice of Defaults..........................................   44
   Section 7.9    Undertaking to Pay Costs....................................   45

ARTICLE VIII.     CONCERNING THE TRUSTEE......................................   45

   Section 8.1    Duties and Responsibilities of Trustee......................   45
   Section 8.2    Reliance on Documents, Opinions, Etc........................   46
   Section 8.3    No Responsibility for Recitals,  Etc........................   47
   Section 8.4    Trustee, Paying Agents, Conversion Agents or Registrar May
                  Own Notes...................................................   48
   Section 8.5    Monies to Be Held in Trust..................................   48
   Section 8.6    Compensation and Expenses of Trustee........................   48
   Section 8.7    Officers' Certificate as Evidence...........................   49
   Section 8.8    Conflicting Interests of Trustee............................   49
   Section 8.9    Eligibility of Trustee......................................   49
   Section 8.10   Resignation or Removal of Trustee...........................   49
   Section 8.11   Acceptance by Successor Trustee.............................   50
   Section 8.12   Succession by Merger, Etc...................................   51
   Section 8.13   Limitation on Rights of Trustee as Creditor.................   51

ARTICLE IX.       CONCERNING THE NOTEHOLDERS..................................   52

   Section 9.1    Action by Noteholders.......................................   52
   Section 9.2    Proof of Execution by Noteholders...........................   52
   Section 9.3    Who Are Deemed Absolute Owners..............................   52
   Section 9.4    Company-Owned Notes Disregarded.............................   53
   Section 9.5    Revocation of Consents: Future Holders Bound................   53

ARTICLE X.        NOTEHOLDERS' MEETINGS.......................................   53

   Section 10.1   Purpose of Meetings.........................................   53
   Section 10.2   Call of Meetings by Trustee.................................   54
   Section 10.3   Call of Meetings by Company or Noteholders..................   54
   Section 10.4   Qualifications for Voting...................................   54


                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
   Section 10.5   Regulations.................................................   55
   Section 10.6   Voting......................................................   55
   Section 10.7   No Delay of Rights by Meeting...............................   56

ARTICLE XI.       SUPPLEMENTAL INDENTURES.....................................   56

   Section 11.1   Supplemental Indentures Without Consent of Noteholders......   56
   Section 11.2   Supplemental Indentures with Consent of Noteholders.........   57
   Section 11.3   Effect of Supplemental Indenture............................   58
   Section 11.4   Notation on Notes...........................................   58
   Section 11.5   Evidence of Compliance of Supplemental Indenture to Be
                  Furnished Trustee...........................................   59

ARTICLE XII.      CONSOLIDATION, MERGER, SALE, CONVEYANCE
                  AND LEASE...................................................   59

   Section 12.1   Company May Consolidate Etc. on Certain Terms...............   59
   Section 12.2   Successor Corporation to Be Substituted.....................   59
   Section 12.3   Opinion of Counsel to Be Given Trustee......................   60

ARTICLE XIII.     SATISFACTION AND DISCHARGE OF INDENTURE.....................   60

   Section 13.1   Discharge of Indenture......................................   60
   Section 13.2   Deposited Monies to Be Held in Trust by Trustee.............   61
   Section 13.3   Paying Agent to Repay Monies Held...........................   61
   Section 13.4   Return of Unclaimed Monies..................................   61
   Section 13.5   Reinstatement...............................................   61

ARTICLE XIV.      IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                  OFFICERS AND DIRECTORS......................................   62

   Section 14.1   Indenture and Notes Solely Corporate Obligations............   62

ARTICLE XV.       CONVERSION OF NOTES.........................................   62

   Section 15.1   Right to Convert............................................   62
   Section 15.2   Exercise of Conversion Privilege; Issuance of Common Stock
                  on Conversion; No Adjustment for Interest or Dividends......   62
   Section 15.3   Cash Payments in Lieu of Fractional Shares..................   64
   Section 15.4   Conversion Price............................................   64


                               TABLE OF CONTENTS
                                  (continued)

                                                                                 Page
                                                                                 ----
   Section 15.5   Adjustment of Conversion Price..............................   64
   Section 15.6   Effect of Reclassification, Consolidation, Merger or Sale...   74
   Section 15.7   Taxes on Shares Issued......................................   75
   Section 15.8   Reservation of Shares to Be Fully Paid; Compliance with
                  Governmental Requirements; Listing of Common Stock.......      75
   Section 15.9   Responsibility of Trustee...................................   76
   Section 15.10  Notice to Holders Prior to Certain Actions..................   76

ARTICLE XVI.      REPURCHASE OF NOTES AT OPTION OF THE
                  HOLDER UPON CHANGE IN CONTROL...............................   77

   Section 16.1   Right to Require Repurchase.................................   77
   Section 16.2   Notices: Method of Exercising Repurchase Right, Etc.........   78
   Section 16.3   Certain Definitions.........................................   80
   Section 16.4   Change in Control...........................................   80
   Section 16.5   Consolidation, Merger, Etc..................................   81

ARTICLE XVII.     MISCELLANEOUS PROVISIONS....................................   82

   Section 17.1   Provisions Binding on Company's Successors..................   82
   Section 17.2   Official Acts by Successor Corporation......................   82
   Section 17.3   Addresses for Notices, Etc..................................   82
   Section 17.4   Governing Law...............................................   82
   Section 17.5   Evidence of Compliance with Conditions Precedent
                  Certificates to Trustee.....................................   82
   Section 17.6   Legal Holidays..............................................   83
   Section 17.7   Trust Indenture Act.........................................   83
   Section 17.8   No Security Interest Created................................   83
   Section 17.9   Benefits of Indenture.......................................   83
   Section 17.10  Table of Contents, Headings, Etc............................   84
   Section 17.11  Authenticating Agent........................................   84
   Section 17.12  Execution in Counterparts...................................   85


     INDENTURE dated as of November 15, 1996, between Central Garden & Pet Company, a Delaware corporation (hereinafter sometimes called the "Company," as more fully set forth in Section 1.1), and Chemical Trust Company of California, as trustee hereunder (hereinafter sometimes called the "Trustee," as more fully set forth in Section 1.1).

                             W I T N E S S E T H:

     WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issue of its 6% Convertible Subordinated Notes due 2003 (hereinafter sometimes called the "Notes"), in an aggregate principal amount not to exceed $100,000,000 ($115,000,000 if the over-allotment option is exercised in full) and, to provide the terms and conditions upon which the Notes are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture and

     WHEREAS, the Notes, the certificate of authentication to be borne by the Notes, a form of assignment, a form of option to elect repurchase upon a Change in Control and a form of conversion notice to be borne by the Notes are to be substantially in the forms hereinafter provided for and

     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee or a duly authorized authenticating agent, as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid agreement according to its terms, have been done and performed, and the execution of this Indenture and the issue hereunder of the Notes have in all respects been duly authorized.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     That in order to declare the terms and conditions upon which the Notes are, and are to be, authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Notes by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Notes (except as otherwise provided below), as follows:

                                  ARTICLE I.

                                  DEFINITIONS

     Section 1.1  Definitions.  The terms defined in this Section 1.1 (except as
                  -----------
herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.1. All other terms used in this Indenture that are defined in the Trust Indenture Act or which are by reference therein defined in the Securities Act (except as herein otherwise expressly provided or unless the context otherwise requires) shall have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of the execution of this Indenture. The words "herein," "hereof," "hereunder," and words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subdivision. The terms defined in this Article include the plural as well as the singular.

     Affiliate:  The term "Affiliate" of any specified Person shall mean any
     ---------
other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     Board of Directors:  The term "Board of Directors" shall mean the Board of
     ------------------
Directors of the Company or a committee of such Board duly authorized to act for it hereunder.

     Business Day:  The term "Business Day" means each Monday, Tuesday,
     ------------
Wednesday, Thursday and Friday which is not a day on which the banking institutions in The City of New York and San Francisco are authorized or obligated by law or executive order to close or be closed.

     Cedel:  The term "Cedel" shall mean Cedel, S.A.
     -----

     Change in Control:  The term "Change in Control" shall have the meaning
     -----------------
specified in Section 16.4.

     Class B Stock:  The term "Class B Stock" shall mean the Company's Class B
     -------------
Stock.

     Closing Price:  The term "Closing Price" shall have the meaning specified
     -------------
in Section 15.5(h)(1).

     Commission:  The term "Commission" shall mean the Securities and Exchange
     ----------
Commission.

     Common Stock:  The term "Common Stock" shall mean any stock of any class of
     ------------
the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. Subject to the provisions of Section 15.6, however, shares issuable on conversion of Notes shall include only shares of the class designated as common stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided
                                                                    --------
that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

     Company:  The term "Company" shall mean Central Garden & Pet Company, a
     -------
Delaware corporation, and, subject to the provisions of Article XII, shall include its successors and assigns.

     Conversion Price:  The term "Conversion Price" shall have the meaning
     ----------------
specified in Section 15.4.

     Corporate Trust Office:  The term "Corporate Trust Office" or other similar
     ----------------------
term shall mean the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office is, at the date as of which this Indenture is dated, located at 101 California Street, Suite 2725, San Francisco, California, Attention: Jim Nagy (Central Garden & Pet Company, 6% Convertible Subordinated Notes due 2003).

     Credit Agreement:  The term "Credit Agreement" shall mean the Accounts
     ----------------
Financing Agreement [Security Agreement] between Congress Financial Corporation (Western) and Central Garden Supply, Central Garden & Pet Company, Central Garden & Pet Supply Company, Matthews Redwood and Nursery Supply, Inc., and Cal Liquid Corp. dated as of June 12, 1992 as amended through the date hereof, as further amended, amended and restated, supplemented or otherwise modified from time to time.

     Custodian:  The term "Custodian" shall mean Chemical Trust Company of
     ---------
California, as custodian with respect to the Notes in global form, or any successor entity thereto.

     default:  The term "default" shall mean any event that is, or after notice
     -------
or passage of time, or both, would be, an Event of Default.

     Defaulted Interest:  The term "Defaulted Interest" shall have the meaning
     ------------------
specified in Section 2.3.

     Depositary:  The term "Depositary" means, with respect to the Notes
     ----------
issuable or issued in whole or in part in global form, the person specified in
Section 2.5(d) as the Depositary with respect to such Notes, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include such successor.

     Designated Senior Indebtedness:  The term "Designated Senior Indebtedness"
     ------------------------------
means the Credit Agreement and any particular Senior Indebtedness in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of the Indenture (provided that such instrument, agreement or other document may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness).

     Exchange Act:  The term "Exchange Act" shall mean the Securities Exchange
     ------------
Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

     Expiration Time:  The term "Expiration Time" shall have the meaning
     ---------------
specified in Section 15.5(f).

     Euroclear:  The term "Euroclear" shall mean the Euroclear System.
     ---------

     Event of Default:  The term "Event of Default" shall mean any event
     ----------------
specified in Section 7.1(a), (b), (c), (d), (e), (f) or (g).

     Foreign Person:  The term "Foreign Person" shall have the meaning specified
     --------------
in Section 2.5(b).

     Global Note:  The term "Global Note" shall have the meaning specified in
     -----------
Section 2.5(d).

     Indebtedness:  The term "Indebtedness" means, with respect to any Person,
     ------------
and without duplication, (a) the principal of and premium, if any, and interest on, and fees, costs, enforcement expenses, collateral protection expenses and other reimbursement or indemnity obligations in respect to all indebtedness or obligations of the Company to any Person, including but not limited to banks and other lending institutions, for money borrowed that is evidenced by a note, bond, debenture, loan agreement, or similar instrument or agreement (including purchase money obligations with original maturities in excess of one year and noncontingent reimbursement obligations in respect of amounts paid under letters of credit), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) in respect of leases of such Person required, in conformity with generally accepted accounting principles, to be accounted for as capitalized lease obligations on the balance sheet of such Person and all obligations and other liabilities (contingent or otherwise) under any lease or related document (including a purchase agreement) in connection with the lease of real property which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property and thereby guarantee a minimum residual value of the leased property to the lessor and the obligations of such Person under such lease or related document to purchase or to cause a third party to purchase such leased property, (d) all obligations of such Person (contingent or otherwise) with respect to an interest rate or other swap, cap or collar agreement or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement, (e) all direct or indirect guaranties or similar agreements by such Person in respect of, and obligations or liabilities (contingent or otherwise) of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), (f) any indebtedness or other obligations described in clauses (a) through (d) secured by any mortgage, pledge, lien or other encumbrance existing on property which is owned or held by such Person, regardless of whether the indebtedness or other obligation secured thereby shall have been assumed by such Person and (g) any and all deferrals, renewals, extensions and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (f).

     Indenture:  The term "Indenture" shall mean this instrument as originally
     ---------
executed or, if amended or supplemented as herein provided, as so amended or supplemented.

     Initial Purchasers:  The term "Initial Purchasers" means Alex. Brown & Sons
     ------------------
Incorporated, Hambrecht & Quist LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wasserstein Perella Securities, Inc.

     Note or Notes:  The terms "Note" or "Notes" shall mean any Note or Notes,
     ----    -----
as the case may be, authenticated and delivered under this Indenture.

     Noteholder or holder:  The terms "Noteholder" or "holder" as applied to any
     ----------    ------
Note, or other similar terms (but excluding the term "beneficial holder"), shall mean any person in whose name at the time a particular Note is registered on the Note registrar's books.

     Note register:  The term "Note register" shall have the meaning specified
     -------------
in Section 2.5.

     Offering Memorandum:  The term "Offering Memorandum" means that certain
     -------------------
Offering Memorandum, dated November 12, 1996, used in connection with the offering of the Notes by the Company.

     Officers' Certificate:  The term "Officers' Certificate," when used with
     ---------------------
respect to the Company, shall mean a certificate signed by both (a) the President, the Chief Executive Officer, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) the Treasurer or any Assistant Treasurer or Secretary or any Assistant Secretary of the Company.

     Opinion of Counsel:  The term "Opinion of Counsel" shall mean an opinion in
     ------------------
writing signed by legal counsel, who may be an employee of or counsel to the Company, or other counsel acceptable to the Trustee.

     outstanding:  The term "outstanding," when used with reference to Notes,
     -----------
shall, subject to the provisions of Section 9.4, mean, as of any particular time, all Notes authenticated and delivered by the Trustee under this Indenture, except

          (a) Notes theretofore canceled by the Trustee or delivered to the Trustee for cancellation

          (b) Notes, or portions thereof, for the redemption of which monies in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) provided that if such Notes are to be redeemed prior to the
                   --------
     maturity thereof, notice of such redemption shall have been given as in
     Article III provided, or provision satisfactory to the Trustee shall have been made for giving such notice

          (c) Notes in lieu of which, or in substitution for which, other Notes shall have been authenticated and delivered pursuant to the terms of
     Section 2.6 unless proof satisfactory to the Trustee is presented that any such Notes are held by bona fide holders in due course and

          (d) Notes converted into Common Stock pursuant to Article XV and Notes deemed not outstanding pursuant to Article III.

     Payment Blockage Notice:  The term "Payment Blockage Notice" has the
     -----------------------
meaning specified in Section 4.2.

     Person:  The term "Person" shall mean a corporation, an association, a
     ------
partnership, an individual, a joint venture, a joint stock company, a trust, an unincorporated organization or a government or an agency or a political subdivision thereof.

     PORTAL Market:  The term "PORTAL Market" shall mean the Private Offerings,
     -------------
Resales and Trading through Automated Linkages Market operated by the National Association of Securities Dealers, Inc. or any successor thereto.

     Predecessor Note:  The term "Predecessor Note" of any particular Note shall
     ----------------
mean every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note and, for the purposes of this definition, any Note authenticated and delivered under Section 2.6 in lieu of a lost, destroyed or stolen Note shall be deemed to evidence the same debt as the lost, destroyed or stolen Note that it replaces.

     Purchased Shares:  The term "Purchased Shares" has the meaning specified in
     ----------------
Section 15.5(f).

     QIB:  The term "QIB" shall mean a "qualified institutional buyer" as
     ---
defined in Rule 144A.

     Registration Rights Agreement:  The term "Registration Rights Agreement"
     -----------------------------
means that certain Registration Rights Agreement, dated as of November 15, 1996, between the Company and the Initial Purchasers.

     Regulation D:  The term "Regulation D" shall mean Regulation D as
     ------------
promulgated under the Securities Act.

     Regulation S:  The term "Regulation S" shall mean Regulation S as
     ------------
promulgated under the Securities Act.

     Regulation S Global Note:  The term "Regulation S Global Note" shall have
     ------------------------
the meaning specified in Section 2.5(b).

     Representative:  The term "Representative" means the (a) indenture trustee
     --------------
or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

     Responsible Officer:  The term "Responsible Officer," when used with
     -------------------
respect to the Trustee, shall mean an officer of the Trustee in the Corporate Trust Office assigned and duly authorized by the Trustee to administer the corporate trust matters hereunder.

     Repurchase Date:  The term "Repurchase Date" shall have the meaning
     ---------------
specified in Section 16.1.

     Repurchase Price:  The term "Repurchase Price" shall have the meaning
     ----------------
specified in Section 16.1.

     Restricted Securities:  The term "Restricted Securities" has the meaning
     ---------------------
specified in Section 2.5.

     Rule 144A:  The term "Rule 144A" shall mean Rule 144A as promulgated under
     ---------
the Securities Act.

     Rule 144A Global Note:  The term "Rule 144A Global Note" shall have the
     ---------------------
meaning specified in Section 2.5(b).

     Rule 144(k):  The term "Rule 144(k)" shall mean Rule 144(k) as promulgated
     -----------
under the Securities Act.

     Securities Act:  The term "Securities Act" shall mean the Securities Act of
     --------------
1933, as amended, and the rules and regulations promulgated thereunder.

     Senior Indebtedness:  The term "Senior Indebtedness" means the principal
     -------------------
of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowable as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Notes or expressly provides that such Indebtedness is "pari passu" with or "junior" to the Notes. Notwithstanding the foregoing, the term Senior Indebtedness shall not include any Indebtedness of the Company to any Subsidiary of the Company.

     Significant Subsidiary:  The term "Significant Subsidiary" means a
     ----------------------
corporation or other entity of the Company within the meaning of Rule 1-02 under Regulation S-X promulgated by the Securities and Exchange Commission.

     Subsidiary:  The term "Subsidiary" means, with respect to any Person, (i)
     ----------
any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

     Trading Day:  The term "Trading Day" shall have the meaning specified in
     -----------
Section 15.5(h)(5).

     Trigger Event:  The term "Trigger Event" shall have the meaning specified
     -------------
in Section 15.5(d).

     Trust Indenture Act:  The term "Trust Indenture Act" shall mean the Trust
     -------------------
Indenture Act of 1939, as amended, as it was in force at the date of execution of this Indenture, except as provided in Sections 11.3, 15.6 and 16.5 provided,
                                                                      --------
however, that in the event the Trust Indenture Act of 1939 is amended after the
-------
date hereof, the term "Trust Indenture Act" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

     Trustee:  The term "Trustee" shall mean Chemical Trust Company of
     -------
California, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor trustee at the time serving as successor trustee hereunder.

     The definitions of certain other terms are as specified in Section 2.5,
Article XV and Article XVI.

                                  ARTICLE II.

                  ISSUE, DESCRIPTION, EXECUTION, REGISTRATION
                             AND EXCHANGE OF NOTES

     Section 2.1  Designation, Amount and Issue of Notes.  The Notes shall be
                  --------------------------------------
designated as "6% Convertible Subordinated Notes due 2003." Notes not to exceed the aggregate principal amount of $100,000,000 (or $115,000,000 if the over-allotment option set forth in Section 2 of the Purchase Agreement, dated November 15, 1996 (as amended from time to time by the parties thereto) by and between the Company and the Initial Purchasers is exercised in full) upon the execution of this Indenture, or (except pursuant to Sections 2.5, 2.6, 3.3, 15.2 and 16.2 hereof) from time to time thereafter, may be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Notes to or upon the written order of the Company, signed by its (a) President, Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and (b) Treasurer or Assistant Treasurer or its Secretary or any Assistant Secretary, without any further action by the Company hereunder.

     Section 2.2  Form of Notes.  The Notes and the Trustee's certificate of
                  -------------
authentication to be borne by such Notes shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

     Any of the Notes may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Notes may be listed, or to conform to usage.

     Any Note in global form shall represent such of the outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be increased or reduced to reflect transfers or exchanges permitted hereby. Any endorsement of a Note in global form to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder of such Notes in accordance with this

Indenture.  Payment of principal of and interest and premium, if any, on any
Note in global form shall be made to the holder of such Note.

     The terms and provisions contained in the form of Note attached as Exhibit A hereto shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

     Neither the Company nor the Trustee shall have any responsibility for any defect in the CUSIP number that appears on any Note, check, advice of payment or redemption notice, and any such document may contain a statement to the effect that CUSIP numbers have been assigned by an independent service for convenience of reference and that neither the Company nor the Trustee shall be liable for any inaccuracy in such numbers.

     Section 2.3  Date and Denomination of Notes Payments of Interest.  The
                  ---------------------------------------------------
Notes shall be issuable in registered form without coupons in denominations of $1,000 principal amount ($100,000 and integral multiples of $1,000 in excess thereof, in the case of notes issued pursuant to Regulation D) and integral multiples thereof. Every Note shall be dated the date of its authentication and shall bear interest from the applicable date in each case as specified on the face of the form of Note attached as Exhibit A hereto. Interest on notes shall be paid in arrears on each March 15 and September 15 commencing March 15, 1997 and ending on November 15, 2003, unless redeemed, repurchased or converted earlier pursuant to the terms of this Indenture. Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The person in whose name any Note (or its Predecessor Note) is registered at the close of business on any record date with respect to any interest payment date (including any Note that is converted after the record date and on or before the interest payment date) shall be entitled to receive the interest payable on such interest payment date notwithstanding the cancellation of such Note upon any transfer, exchange or conversion subsequent to the record date and on or prior to such interest payment date provided, that in the case of any
                                          --------
Note, or portion thereof, called for redemption on a redemption date or repurchased in connection with a Change in Control on a Repurchase Date that is after a record date and prior to (but excluding) the next succeeding interest payment date, interest shall not be paid to the person in whose name the Note, or portion thereof, is registered on the close of business on such record date and the Company shall have no obligation to pay interest on such Note or such portion except to the extent required to be paid upon redemption or repurchase of such Note or portion thereof pursuant to Section 3.3 or 16.1 hereof.
Interest may, at the option of the Company, be paid by check mailed to the address of such person on the Note register provided that, with respect to any
                                            --------
holder of Notes with an aggregate principal amount equal to or in excess of $5,000,000, at the request of such holder in writing to the Company at least five (5) days prior to the date set for payment of interest (who shall then furnish written notice to such effect to the Trustee), interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder to the Trustee and paying agent (if different from the Trustee). The term "interest payment date" shall mean March 15 and September 15 of each year commencing on March 15, 1997. The term "record date" with respect to any interest payment date shall mean the March 1 or September 1 preceding said March 15 or September 15, respectively.

     Any interest on any Note which is payable, but is not punctually paid or duly provided for, on any said March 15 or September 15 (herein called "Defaulted Interest") shall forthwith cease to be payable to the Noteholder on the relevant record date by virtue of his having been such Noteholder and such Defaulted Interest shall be paid by the Company, at its election in each case, as provided in clause (1) or (2) below.

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a special record date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest to be paid on each Note and the date of the payment (which shall be not less than twenty-five (25) days after the receipt by the Trustee of such notice, unless the Trustee shall consent to an earlier date), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a special record date for the payment of such Defaulted Interest which shall be not more than fifteen (15) days and not less than ten (10) days prior to the date of the proposed payment and not less than ten (10) days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such special record date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the special record date therefor to be mailed, first-class postage prepaid, to each Noteholder at his address as it appears in the Note register, not less than ten (10) days prior to such special record date. Notice of the proposed payment of such Defaulted Interest and the special record date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective Predecessor Notes) were registered at the close of business on such special record date and shall no longer be payable pursuant to the following clause
     (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange and automated quotation system on which the Notes may be listed or designated for listing, and upon such notice as may be required by such exchange and automated quotation system, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

     Section 2.4  Execution of Notes.  The Notes shall be signed in the name and
                  ------------------
on behalf of the Company by the facsimile signature of its President, any Executive or Senior Vice President or any Vice President (whether or not designated by a number or numbers or word or words added before or after the title "Vice President") and attested by the facsimile signature of its Secretary or any of its Assistant Secretaries (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise). Only such Notes as shall bear thereon a certificate of authentication substantially in the form set forth on the form of Note attached as Exhibit A hereto, manually executed by the Trustee (or an authenticating agent appointed by the Trustee as provided by Section 17.11), shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee (or such an authenticating agent) upon any Note executed by the Company shall be conclusive evidence that the Note so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

     In case any officer of the Company who shall have signed any of the Notes shall cease to be such officer before the Notes so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Notes nevertheless may be authenticated and delivered or disposed of as though the person who signed such Notes had not ceased to be such officer of the Company and any Note may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Note, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

     Section 2.5  Exchange and Registration of Transfer of Notes; Restrictions
                  ------------------------------------------------------------
on Transfer; Depositary.
-----------------------

          (a) The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency of the Company designated pursuant to Section 5.2 being herein sometimes collectively referred to as the "Note register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Note register shall be in written form or in any form capable of being converted into written form within a reasonably prompt period of time. The Trustee is hereby appointed "Note registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Company may appoint one or more co-registrars in accordance with Section 5.2.

          Upon surrender for registration of transfer of any Note to the Note registrar or any co-registrar, and satisfaction of the requirements for such transfer set forth in this Section 2.5, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.

          Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount, upon surrender of the Notes to be exchanged at any such office or agency maintained by the Company pursuant to Section 5.2. Whenever any Notes are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive bearing registration numbers not contemporaneously outstanding.

          All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          All Notes presented or surrendered for registration of transfer or for exchange, redemption, repurchase or conversion shall (if so required by the Company or the Note registrar) be duly endorsed, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee, and the Notes shall be duly executed by the Noteholder thereof or his attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

          Neither the Company nor the Trustee nor any Note registrar nor any co-registrar shall be required to exchange or register a transfer of (a) any Notes for a period of fifteen (15) days next preceding any selection of Notes to be redeemed or (b) any Notes or portions thereof called for redemption pursuant to Article III or (c) any Notes or portion thereof surrendered for conversion pursuant to Article XV.

          (b) So long as the Notes are eligible for book-entry settlement with the Depositary, unless otherwise required by law, all Notes to be traded
     (i) on the PORTAL Market shall be represented by a Note in global form (the "Rule 144A Global Note") or (ii) to a Person who is not a U.S. Person (as defined in Regulation S) who is acquiring the Note in an offshore transaction (a "Foreign Person") in accordance with Regulation S shall be represented by a Note in global form (the "Regulation S Global Note") (the Rule 144A Global Note and the Regulation S Global Note collectively referred to in this Indenture as the "Global Note"), the Rule 144A Global Note and the Regulation S Global Note being registered in the name of the Depositary or the nominee of the Depositary. The transfer and exchange of beneficial interests in the Global Note, which does not involve the issuance of a Note in certificated form, shall be effected through the Depositary, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

          At any time at the request of the beneficial holder of an interest in the Global Note to obtain a Note in certificated form, such beneficial holder shall be entitled to obtain a Note in certificated form upon written request to the Trustee and the Custodian in accordance with the standing instructions and procedures existing between the Custodian and Depositary for the issuance thereof. Upon receipt of any such request, the Trustee, or the Custodian at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Note or Regulation S Global Note, as appropriate, to be reduced by the principal amount of the Note in certificated form issued upon such request to such beneficial holder and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to such beneficial holder (or its nominee) a Note or Notes in certificated form in the appropriate aggregate principal amount in the name of such beneficial holder (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

          Any transfer of a beneficial interest in the Global Note which cannot be effected through book-entry settlement must be effected by the delivery to the transferee (or its nominee) of a Note or Notes in certificated form registered in the name of the transferee (or its nominee) on the books maintained by the Note registrar in accordance with the transfer restrictions set forth herein. With respect to any such transfer, the Trustee, or the Custodian at the direction of the Trustee, will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of the Rule 144A Global Note or Regulation S Global Note to be reduced by the principal amount of the respective beneficial interest in the Rule 144A Global Note or Regulation S Global Note being transferred and, following such reduction, the Company will execute and the Trustee will authenticate and deliver to the transferee (or such transferee's nominee, as the case may be), a Note or Notes in certificated form in the appropriate aggregate principal amount in the name of such transferee (or its nominee) and bearing such restrictive legends as may be required by this Indenture.

          (c) So long as the Notes are eligible for book-entry settlement, or unless otherwise required by law, upon any transfer of a Note in certificated form to a QIB in accordance with Rule 144A or a Foreign Person in accordance with Regulation S, and upon receipt of the Note or Notes in certificated form being so transferred, together with a certification from the transferor that the transferee is a QIB or a Foreign Person (or other evidence satisfactory to the Trustee), the Trustee shall make, or direct the Custodian to make, an endorsement on the Rule 144A Global Note or Regulation S Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Rule 144A Global Note or Regulation S Global Note, and the Trustee shall cancel such Note or Notes in certificated form and cause, or direct the Custodian to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Custodian, the aggregate principal amount of Notes represented by the Rule 144A Global Note or Regulation S Global Note to be increased accordingly provided that no Note in certificated form, or portion thereof, in respect
     --------
     of which the Company or an Affiliate of the Company held any beneficial interest shall be included in the Global Note until such Note in certificated form is freely tradeable in accordance with Rule 144(k) provided further that the Trustee shall issue Notes in certificated form
     -------- -------
     upon any transfer of a beneficial interest in the Global Note to the Company or an Affiliate of the Company.

          Any Global Note may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Indenture as may be required by the Custodian, the Depositary or by the National Association of Securities Dealers, Inc. in order for the Notes to be tradeable on the PORTAL Market or tradeable on Euroclear or Cedel or as may be required for the Notes to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or Regulation S under the Securities Act or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Notes may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Notes are subject.

          (d) Every Note that bears or is required under this Section 2.5(d) to bear the legend set forth in this Section 2.5(d) (together with any Common Stock issued upon conversion of the Notes and required to bear the legend set forth in Section 2.5(e), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(d) (including those set forth in the legend set forth below) unless such restrictions on transfer shall be waived by written consent of the Company, and the holder of each such Restricted Security, by such Noteholder's acceptance thereof, agrees to be bound by all such restrictions on transfer. As used in Sections 2.5(d) and 2.5(e), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          Until three (3) years after the original issuance date of any Note, any certificate evidencing such Note (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof, which shall bear the legend set forth in Section 2.5(e), if applicable) shall bear a legend in substantially the following form, unless otherwise agreed by the Company in writing, with written notice thereof to the Trustee:

          THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

          BY ITS ACQUISITION HEREOF, THE HOLDER: (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY AND THE LAST DATE ON WHICH CENTRAL GARDEN & PET COMPANY (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE") RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY BEFORE THE RESTRICTION TERMINATION DATE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (C), (D) OR (E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS

     APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any Note (or security issued in exchange or substitution therefor) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of such Note for exchange to the Note registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Note or Notes, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(d).

          Notwithstanding any other provisions of this Indenture (other than the provisions set forth in the second paragraph of Section 2.5(b) and in this
     Section 2.5(d)), a Global Note may not be transferred as a whole or in part except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

          The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Note. Initially, the Rule 144A Global Note and the Regulation S Global Note shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Custodian for Cede & Co.

          The Trustee is hereby authorized and requested to execute and deliver a Letter of Representation to the Depositary and, in connection with any successor nominee for the Depositary or any successor depositary, enter into comparable arrangements, and shall have the same rights with respect to its actions thereunder as it has with respect to its actions under this Indenture.

          If at any time the Depositary for the Global Note notifies the Company that it is unwilling or unable to continue as Depositary for the Note, the Company may appoint a successor Depositary with respect to such Note. If a successor Depositary is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers'

     Certificate for the authentication and delivery of Notes, will authenticate and deliver, Notes in certificated form, in an aggregate principal amount equal to the principal amount of the Global Note, in exchange for the Global Note.

          If a Note in certificated form is issued in exchange for any portion of a Global Note after the close of business at the office or agency where such exchange occurs on any record date and before the opening of business at such office or agency on the next succeeding interest payment date, interest will not be payable on such interest payment date in respect of such Note, but will be payable on such interest payment date only to the person to whom interest in respect of such portion of such Global Note is payable in accordance with the provisions of this Indenture.

          Notes in certificated form issued in exchange for all or a part of a Global Note pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee in writing. Upon execution and authentication, the Trustee shall deliver such Notes in certificated form to the persons in whose names such Notes in certificated form are so registered.

          At such time as all interests in a Global Note have been redeemed, repurchased, converted, canceled, exchanged for Notes in certificated form, or transferred to a transferee who receives Notes in certificated form, such Global Note shall, upon receipt thereof, be canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time prior to such cancellation, if any interest in a Global Note is exchanged for Notes in certificated form, redeemed, converted, repurchased or canceled, or transferred to a transferee who receives Notes in certificated form therefor or any Note in certificated form is exchanged or transferred for part of a Global Note, the principal amount of such Global Note shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Note, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase. In the event of any transfer of any beneficial interest between the Rule 144A Global Note and the Regulation S Global Note in accordance with the standing procedures and instructions between the Depositary and the Custodian and the transfer restrictions set forth herein, the aggregate principal amount of each of the Rule 144A Global Note and the Regulation S Global Note shall be appropriately increased or decreased, as the case may be, and an endorsement shall be made on each of the Rule 144A Global Note and the Regulation S Global Note by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

          (e) Until three (3) years after the original issuance date of any Note, any stock certificate representing Common Stock issued upon conversion of such Note shall bear a legend in substantially the following form, unless such Common Stock has been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Notes that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act, or unless otherwise agreed by the Company in writing with written notice thereof to the transfer agent:

          THE COMMON STOCK EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

          THE HOLDER HEREOF AGREES THAT PRIOR TO THE DATE THAT IS THREE YEARS AFTER THE LATER OF THE ORIGINAL ISSUANCE OF THE NOTE UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH CENTRAL GARDEN & PET COMPANY (THE "COMPANY") OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF THE COMPANY WAS THE OWNER OF THE NOTE (THE "RESTRICTION TERMINATION DATE"); (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY, OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1),
     (2), (3) OR (7) UNDER THE SECURITIES ACT) OR A PURCHASER WHO IS NOT A U.S. PERSON THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO CHASEMELLON SHAREHOLDER SERVICES L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE)), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); (2) PRIOR TO SUCH TRANSFER BEFORE THE RESTRICTION TERMINATION DATE (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE), IT WILL FURNISH CHASEMELLON

     SHAREHOLDER SERVICES L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND (3) IT WILL DELIVER TO EACH PERSON TO WHOM THE COMMON STOCK EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 1(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

          THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE COMMON STOCK EVIDENCED HEREBY PURSUANT TO CLAUSE 1(F) ABOVE OR UPON THE RESTRICTION TERMINATION DATE OR UPON THE EARLIER SATISFACTION OF CHASEMELLON SHAREHOLDER SERVICES L.L.C., AS TRANSFER AGENT (OR A SUCCESSOR TRANSFER AGENT, AS APPLICABLE), THAT THE COMMON STOCK HAS BEEN OR IS BEING OFFERED AND SOLD IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT.

          AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(e).

          (f) Any certificate evidencing a Note that has been transferred to an Affiliate of the Company within three (3) years after the original issuance date of the Note, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof (substantially in the form attached as an exhibit to the Offering Memorandum), shall, until three (3) years after the last day on which the Company or any Affiliate of the Company was an owner of such note, bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

          THE NOTE EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE

     OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

          BY ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO CENTRAL GARDEN & PET COMPANY OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND SHALL BE REMOVED UPON THE TRANSFER OF THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE.

          IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

          AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any stock certificate representing Common Stock issued upon conversion of such Note shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

          (g) Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) (or any successor rule) is amended to shorten the three (3) year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for in this Section 2.5(g), (i) the references in the first sentence of the second paragraph of Section 2.5(d) to "three (3) years" and in the restrictive legend set forth in such paragraph to "THREE YEARS" shall be deemed for all purposes hereof to be references to such shorter period, (ii) the references in the first paragraph of Section 2.5(e) to "three

     (3) years" and in the restrictive legend set forth in such paragraph to "THREE YEARS" shall be deemed for all purposes hereof to be references to such shorter period and (iii) all corresponding references in the Notes and the restrictive legends on the Restricted Securities shall be deemed for all purposes hereof to be references to such shorter period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to shorten the three (3) year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities laws, the Company shall provide to the Trustee an Officers' Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(d) and 2.5(e) and the restrictive legends on the Restricted Securities. This Section 2.5(g) shall apply to successive amendments to Rule 144(k) (or any successor rule) shortening the holding period thereunder.

     Section 2.6  Mutilated, Destroyed, Lost or Stolen Notes.  In case any Note
                  ------------------------------------------
shall become mutilated or be destroyed, lost or stolen, the Company in its discretion may execute, and upon its written request the Trustee or an authenticating agent appointed by the Trustee shall authenticate and deliver, a new Note, bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Note, or in lieu of and in substitution for the Note so destroyed, lost or stolen. In every case the applicant for a substituted Note shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in every case of destruction, loss or theft, the applicant also shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent evidence to their satisfaction of the destruction, loss or theft of such Note and of the ownership thereof.

     The Trustee or such authenticating agent may authenticate any such substituted Note and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Note, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Note which has matured or is about to mature or has been called for redemption or is about to be converted into Common Stock shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to such authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Note and of the ownership thereof.

     Every substitute Note issued pursuant to the provisions of this Section 2.6 by virtue of the fact that any Note is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of (but shall be subject to all the limitations set forth in) this Indenture equally and proportionately with any and all other Notes duly issued hereunder. To the extent permitted by law, all Notes shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment or conversion of mutilated, destroyed, lost or stolen Notes and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment or conversion of negotiable instruments or other securities without their surrender.

     Section 2.7  Temporary Notes.  Pending the preparation of Notes in
                  ---------------
certificated form, the Company may execute and the Trustee or an authenticating agent appointed by the Trustee shall, upon the written request of the Company, authenticate and deliver temporary Notes (printed, typewritten or lithographed). Temporary Notes shall be issuable in any authorized denomination, and substantially in the form of the Notes in certificated form, but with such omissions, insertions and variations as may be appropriate for temporary Notes, all as may be determined by the Company. Every such temporary Note shall be executed by the Company and authenticated by the Trustee or such authenticating agent upon the same conditions and in substantially the same manner, and with the same effect, as the Notes in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or such authenticating agent Notes in certificated form (other than in the case of Notes in global form) and thereupon any or all temporary Notes (other than any such Note in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 5.2 and the Trustee or such authenticating agent shall authenticate and deliver in exchange for such temporary Notes an equal aggregate principal amount of Notes in certificated form. Such exchange shall be made by the Company at its own expense and without any charge therefor.
Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Notes in certificated form authenticated and delivered hereunder.

     Section 2.8  Cancellation of Notes Paid, Etc.  All Notes surrendered for
                  -------------------------------
the purpose of payment, redemption, repurchase, conversion, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent or any Note registrar or any conversion agent, be surrendered to the Trustee and promptly canceled by it, or, if surrendered to the Trustee, shall be promptly canceled by it, and no Notes shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture provided that any
                                                               --------
Note or portion thereof surrendered for repurchase shall only be canceled at such time as such Note or portion thereof has been repurchased pursuant to
Article XVI hereof. The Trustee shall destroy canceled Notes (unless the Company directs it to do otherwise) and, after such destruction, shall, if requested by the Company, deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Notes, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Notes unless and until the same are delivered to the Trustee for cancellation.

                                 ARTICLE III.

                              REDEMPTION OF NOTES

     Section 3.1  Redemption Prices.  The Company may not redeem the Notes prior
                  -----------------
to November 15, 1999. At any time on or after November 15, 1999, the Company may, at its option from time to time, redeem all or any part of the Notes on any date prior to maturity, upon notice as set forth in Section 3.2, and at the optional redemption prices set forth in the form of Note attached as Exhibit A hereto, together with accrued interest to, but excluding, the date fixed for redemption.

     Section 3.2  Notice of Redemption Selection of Notes.  In case the Company
                  ---------------------------------------
shall desire to exercise the right to redeem all or, as the case may be, any part of the Notes pursuant to Section 3.1, it shall fix a date for redemption and it or, at its request, the Trustee in the name of and at the expense of the Company, shall mail or cause to be mailed a notice of such redemption at least 15 and not more than 60 days prior to the date fixed for redemption to the holders of Notes so to be redeemed as a whole or in part at their last addresses as the same appear on the Note register (provided that if the Company shall give
                                         --------
such notice, it shall also give written notice, and written notice of the Notes to be redeemed, to the Trustee). Such mailing shall be by first class mail.
The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Note.

     Each such notice of redemption shall specify the aggregate principal amount of Notes to be redeemed, the date fixed for redemption, the redemption price at which Notes are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Notes, that interest accrued to, but excluding, the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portion thereof to be redeemed will cease to accrue. Such notice shall also state the current Conversion Price and the date on which the right to convert such Notes or portions thereof into Common Stock will expire. If fewer than all the Notes are to be redeemed, the notice of redemption shall identify the Notes to be redeemed. In case any Note is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion thereof will be issued.

     On or prior to the redemption date specified in the notice of redemption given as provided in this Section 3.2, the Company will deposit with the Trustee or with one or more paying agents (or, if the Company is acting as its own paying agent, set aside, segregate and hold in trust as provided in Section 5.4) an amount of money sufficient to redeem on the redemption date all the Notes (or portions thereof) so called for redemption (other than those theretofore surrendered for conversion into Common Stock) at the appropriate redemption price, together with accrued interest to, but excluding, the date fixed for redemption provided that if such payment is made on the redemption date it must
           --------
be received by the Trustee or paying agent, as the case may be, by 10:00 a.m. New York City time, on such date. If any Note called for redemption is converted pursuant hereto, any money deposited with the Trustee or any paying agent or so segregated and held in trust for the redemption of such Note shall be paid to the Company upon its written request, or, if then held by the Company, shall be discharged from such trust. If fewer than all the Notes are to be redeemed, the Company will give the Trustee written notice in the form of an Officers' Certificate not fewer than forty-five (45) days (or such shorter period of time as may be acceptable to the Trustee) prior to the redemption date as to the aggregate principal amount of Notes to be redeemed.

     If fewer than all the Notes are to be redeemed, the Trustee shall select the Notes or portions thereof to be redeemed (in principal amounts of $1,000 or integral multiples thereof) by lot or, in its discretion, on a pro rata basis with such adjustments up to $1,000 in order to retain the minimum denominations of the Notes. If any Note selected for partial redemption is converted in part after such selection, the converted portion of such Note shall be deemed (so far as may be) to be the portion to be selected for redemption. The Notes (or portions thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Note is converted as a whole or in part before the mailing of the notice of redemption.

     Upon any redemption of less than all Notes, the Company and the Trustee may (but need not) treat as outstanding any Notes surrendered for conversion during the period of fifteen (15) days next preceding the mailing of a notice of redemption and may (but need not) treat as outstanding any Note authenticated and delivered during such period in exchange for the unconverted portion of any Note converted in part during such period.

     Section 3.3  Payment of Notes Called for Redemption.  If notice of
                  --------------------------------------
redemption has been given as above provided, the Notes or portion of Notes with respect to which such notice has been given shall, unless converted into Common Stock pursuant to the terms hereof, become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to (but excluding) the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Notes at the redemption price, together with interest accrued to said date) interest on the Notes or portion of Notes so called for redemption shall cease to accrue and such Notes shall cease after the close of business on the fifth Business Day preceding the date fixed for redemption to be convertible into Common Stock and, except as provided in Sections 8.5 and 13.4, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Notes except the right to receive the redemption price thereof and unpaid interest to (but excluding) the date fixed for redemption. On presentation and surrender of such Notes at a place of payment in said notice specified, the said Notes or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to (but excluding) the date fixed for redemption provided that, if the applicable redemption date is an interest payment date,
--------
the semi-annual payment of interest becoming due on such date shall be payable to the holders of such Notes registered as such on the relevant record date instead of the holders surrendering such Notes for redemption on such date.

     Upon presentation of any Note redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Note or Notes, of authorized denominations, in principal amount equal to the unredeemed portion of the Notes so presented.

     Notwithstanding the foregoing, the Trustee shall not pay the redemption price of any Notes or mail any notice of optional redemption during the continuance of a default in payment of interest or premium on the Notes or of any Event of Default of which, in the case of any Event of Default other than under Sections 7.1 (a) or 7.1 (b), a Responsible Officer of the Trustee has knowledge. If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid or duly provided for, bear interest from the date fixed for redemption at the rate borne by the Note and such Note shall remain convertible into Common Stock until the principal and premium, if any, shall have been paid or duly provided for.

     Section 3.4  Conversion Arrangement on Call for Redemption.  In connection
                  ---------------------------------------------
with any redemption of Notes, the Company may arrange for the purchase and conversion of any Notes by an agreement with one or more investment bankers or other purchasers to purchase such Notes by paying to the Trustee in trust for the Noteholders, on or before the date fixed for redemption, an amount not less than the applicable redemption price, together with interest accrued to (but excluding) the date fixed for redemption, of such Notes. Notwithstanding anything to the contrary contained in this Article III, the obligation of the Company to pay the redemption price of such Notes, together with interest accrued to (but excluding) the date fixed for redemption, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers. If such an agreement is entered into (a copy of which shall be filed with the Trustee prior to the date fixed for redemption), any Notes not duly surrendered for conversion by the holders thereof may, at the option of the Company, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such holders and (notwithstanding anything to the contrary contained in Article XV) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the date fixed for redemption (and the right to convert any such Notes shall be extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Company, the Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Company for the redemption of Notes. Without the Trustee's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Notes shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Trustee as set forth in this Indenture, and the Company agrees to indemnify the Trustee from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Notes between the Company and such purchasers to which the Trustee has not consented in writing, including the costs and expenses, including reasonable legal fees, incurred by the Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

                                  ARTICLE IV.

                            SUBORDINATION OF NOTES

     Section 4.1  Agreement of Subordination.  The Company covenants and agrees,
                  --------------------------
and each holder of Notes issued hereunder by his acceptance thereof likewise covenants and agrees, that all Notes shall be issued subject to the provisions of this Article IV and each Person holding any Note, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

     The payment of the principal of, premium, if any, and interest on all Notes (including, but not limited to, the redemption price with respect to the Notes called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

     No provision of this Article IV shall prevent the occurrence of any default or Event of Default hereunder.

     Section 4.2  Payments to Noteholders.  No payment shall be made with
                  -----------------------
respect to the principal of, or premium, if any, or interest on the Notes (including, but not limited to, the redemption price with respect to the Notes to be called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, if:

          (1) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist or

          (2) a default, other than a payment default, on any Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a written notice of the default (a "Payment Blockage Notice") from a Representative or the Company.

     If the Trustee receives any Payment Blockage Notice pursuant to clause (2) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until (A) at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice, and (B) all scheduled payments of principal, premium, if any, and interest on the Notes that have come due have been paid in full in cash. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee shall be, or be made, the basis for a subsequent Payment Blockage Notice.

     The Company may and shall resume payments on and distributions in respect of the Notes upon the earlier of:

          (1) the date upon which the default is cured or waived or ceases to exist, or

          (2) in the case of a default referred to in clause (2) above, 179 days pass after notice is received if the maturity of such Designated Senior Indebtedness has not been accelerated,

unless this Article IV otherwise prohibits the payment or distribution at the time of such payment or distribution.

     Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or payment thereof in accordance with its terms provided for in cash or other payment satisfactory to the holders of such Senior Indebtedness, before any payment is made on account of the principal of, premium, if any, or interest on the Notes (except payments made pursuant to Article XIII from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding up, liquidation or reorganization) and upon any such dissolution or winding up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the holders of the Notes or the Trustee would be entitled, except for the provision of this Article IV, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the holders of the Notes or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full, in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution or provision therefor is made to the holders of the Notes or to the Trustee.

     For purposes of this Article IV, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article IV with respect to the Notes to the payment of all Senior Indebtedness which may at the time be outstanding provided that (i) the Senior Indebtedness is assumed by the new
            --------
corporation, if any, resulting from any reorganization or readjustment, and (ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article XII shall not be deemed a dissolution, winding up, liquidation or reorganization for the purposes of this Section 4.2 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article XII.

     In the event of the acceleration of the Notes because of an Event of Default, no payment or distribution shall be made to the Trustee or any holder of Notes in respect of the principal of, premium, if any, or interest on the Notes (including, but not limited to, the redemption price with respect to the Notes called for redemption in accordance with Section 3.2 or submitted for repurchase in accordance with Section 16.2, as the case may be, as provided in the Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 4.5, until all Senior Indebtedness has been paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Notes is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration and the Trustee shall use its best efforts to promptly notify Congress Financial Corporation (Western), whose address is 225 South Lake Avenue, Suite 1000, Pasadena, California, 91101, under the Credit Agreement (or any successor agent thereunder of which it has received prior written notice) of such acceleration, in each case at the address set forth in the notice from the Agent (or successor agent) to the Trustee as being the address to which the Trustee should send its notice pursuant to this Section 4.2, unless, in each case, there are no payment obligations of the Company thereunder and all obligations thereunder to extend credit have been terminated or expired.

     In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee or the holders of the Notes before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash or other payment satisfactory to the holders of such Senior Indebtedness, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash or other payment satisfactory to the holders of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

     Nothing in this Section 4.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.6. This Section 4.2 shall be subject to the further provisions of Section 4.5, and the right to rescind and annul acceleration of the notice pursuant to Section 7.1.

     Section 4.3  Subrogation of Notes.  Subject to the payment in full of all
                  --------------------
Senior Indebtedness, the rights of the holders of the Notes shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article IV (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Notes are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal, premium, if any, and interest on the Notes shall be paid in full and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the holders of the Notes or the Trustee would be entitled except for the provisions of this Article IV, and no payment pursuant to the provisions of this Article IV, to or for the benefit of the holders of Senior Indebtedness by holders of the Notes or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the holders of the Notes, be deemed to be a payment by the Company to or on account of the Senior Indebtedness and no payments or distributions of cash, property or securities to or for the benefit of the holders of the Notes pursuant to the subrogation provisions of this Article IV, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Notes. It is understood that the provisions of this Article IV are and are intended solely for the purposes of defining the relative rights of the holders of the Notes, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Notes, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Notes the principal of (and premium, if any) and interest on the Notes as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the holders of the Notes and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Note from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

     Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the holders of the Notes shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the holders of the Notes, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article IV.

     Section 4.4  Authorization to Effect Subordination.  Each holder of a Note
                  -------------------------------------
by the holder's acceptance thereof authorizes and directs the Trustee on the holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article IV and appoints the Trustee to act as the holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in the third paragraph of Section
7.2 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the holders of the Notes.

     Section 4.5  Notice to Trustee.  The Company shall give prompt written
                  -----------------
notice in the form of an Officers' Certificate to a Responsible Officer of the Trustee and to any paying agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any paying agent in respect of the Notes pursuant to the provisions of this Article IV. Notwithstanding the provisions of this Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Notes pursuant to the provisions of this Article IV, unless and until a Responsible Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a holder or holders of Senior Indebtedness or from any trustee thereof and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist provided that if on a date not fewer than two
                                --------
Business Days prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Note) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 4.5, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior dare.

     Notwithstanding anything in this Article IV to the contrary, nothing shall prevent any payment by the Trustee to the Noteholders of monies deposited with it pursuant to Section 13.1, and any such payment shall not be subject to the provisions of Section 4.1 or 4.2 provided, however, that if the deposit of
                                 --------  -------
monies with the Trustee was effected in violation of the provisions of the Credit Agreement, the payment of monies so deposited shall be subject to the provisions of Sections 4.1 and 4.2. The Trustee shall not be deemed to have knowledge of any such violation unless the Company has delivered written notice thereof to a Responsible Officer of the Trustee.

     The Trustee, subject to the provisions of Section 8.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article IV, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article IV, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment.

     Section 4.6  Trustee's Relation to Senior Indebtedness.  The Trustee in its
                  -----------------------------------------
individual capacity shall be entitled to all the rights set forth in this
Article IV in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section
8.13 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

     With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article IV, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 8.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to holders of Notes, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

     Section 4.7  No Impairment of Subordination.  No right of any present or
                  ------------------------------
future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

     Section 4.8  Certain Conversions Deemed Payment.  For the purposes of this
                  ----------------------------------
Article IV only, (1) the issuance and delivery of junior securities upon conversion of Notes in accordance with Article XV shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Notes or on account of the purchase or other acquisition of Notes, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 15.2), property or securities (other than junior securities) upon conversion of a Note shall be deemed to constitute payment on account of the principal of such Note. For the purposes of this Section 4.8, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Notes are so subordinated as provided in this Article. Nothing contained in this Article IV or elsewhere in this Indenture or in the Notes is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Noteholders, the right, which is absolute and unconditional, of the Holder of any Note to convert such Note in accordance with Article XV.

     Section 4.9  Article Applicable to Paying Agents.  If at any time any
                  -----------------------------------
paying agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such paying agent within its meaning as fully for all intents and purposes as if such paying agent were named in this Article in addition to or in place of the Trustee provided, however, that the first paragraph of Section 4.5
                     --------  -------
shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as paying agent.

     Section 4.10  Senior Indebtedness Entitled to Rely.  The holders of Senior
                   ------------------------------------
Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article IV, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                  ARTICLE V.

                      PARTICULAR COVENANTS OF THE COMPANY

     Section 5.1  Payment of Principal, Premium and Interest.  The Company
                  ------------------------------------------
covenants and agrees that it will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Notes at the places, at the respective times and in the manner provided herein and in the Notes. Each installment of interest on the Notes due on any semi-annual interest payment date may be paid by mailing checks for the interest payable to or upon the written order of the holders of Notes entitled thereto as they shall appear on the Note register provided, that with respect to any holder of Notes
                            --------
with an aggregate principal amount equal to or in excess of $5,000,000, at the request of such holder in writing to the Company at least five (5) days prior to the date set for payment of interest (who shall then furnish notice to such effect to the Trustee), interest on such holder's Notes shall be paid by wire transfer in immediately available funds in accordance with the wire transfer instructions supplied by such holder to the Trustee and paying agent (if different from the Trustee).

     Section 5.2  Maintenance of Office or Agency.  The Company will maintain in
                  -------------------------------
the Borough of Manhattan, The City of New York, an office or agency where the Notes may be surrendered for registration of transfer or exchange or for presentation for payment or for conversion or redemption and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not designated or appointed by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office or the office or agency of the Trustee in the Borough of Manhattan, The City of New York.

     The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations provided that no
                                                             --------
such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company will give prompt written notice to the holders of any such designation or rescission and of any change in the location of any such other office or agency.

     The Company hereby initially designates the Trustee as paying agent, Note registrar, Custodian and conversion agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which shall initially be The Chase Manhattan Bank, located at 55 Water Street, Room 234, North Building, New York, New York 10041), one such office or agency of the Company for each of the aforesaid purposes.

     The Trustee agrees to mail, or cause to be mailed, the notices set forth in
Section 8.10(a) and the third paragraph of Section 8.11.

     Section 5.3  Appointments to Fill Vacancies in Trustee's Office.  The
                  --------------------------------------------------
Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 8.10, a Trustee, so that there shall at all times be a Trustee hereunder.

     Section 5.4  Provisions as to Paying Agent.
                  -----------------------------

          (a) If the Company shall appoint a paying agent other than the Trustee, or if the Trustee shall appoint such a paying agent, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 5.4:

               (1) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest on the Notes (whether such sums have been paid to it by the Company or by any other obligor on the Notes) in trust for the benefit of the holders of the Notes

               (2) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Notes) to make any payment of the principal of and premium, if any, or interest on the Notes when the same shall be due and payable and

               (3) that at any time during the continuance of an Event of Default, upon request of the Trustee, it will forthwith pay to the Trustee all sums so held in trust.

          The Company shall, on or before each due date of the principal of, premium, if any, or interest on the Notes, deposit with the paying agent a sum sufficient to pay such principal, premium, if any, or interest, and (unless such paying agent is the Trustee) the Company will promptly notify the Trustee of any failure to take such action provided that if such
                                                    --------
     deposit is made on the due date, such deposit shall be received by the paying agent by 10:00 a.m. New York City time, on such date.

          (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of, premium, if any, or interest on the Notes, set aside, segregate and hold in trust for the benefit of the holders of the Notes a sum sufficient to pay such principal, premium, if any, or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or any other obligor under the Notes) to make any payment of the principal of, premium, if any, or interest on the Notes when the same shall become due and payable.

          (c) Anything in this Section 5.4 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by the Company or any paying agent hereunder as required by this Section 5.4, such sums to be held by the Trustee upon the trusts herein contained and upon such payment by the Company or any paying agent to the Trustee, the Company or such paying agent shall be released from all further liability with respect to such sums.

          (d) Anything in this Section 5.4 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section 5.4 is subject to Sections 13.3 and 13.4.

     Section 5.5  Corporate Existence.  Subject to Article XII, the Company will
                  -------------------
do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     Section 5.6  Rule 144A Information Requirement.  During the period
                  ---------------------------------
beginning on the latest date of the original issuance of the Notes and ending on the date that is three years from such date, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Notes or any Common Stock issued upon conversion thereof which continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of Notes or such Common Stock from such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Notes or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

     Section 5.7  Stay, Extension and Usury Laws.  The Company covenants (to the
                  ------------------------------
extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

     Section 5.8  Compliance Certificate.  The Company shall deliver to the
                  ----------------------
Trustee within 120 days after the end of each fiscal year of the Company (beginning with the fiscal year ending closest to December 31, 1997) an Officers' Certificate stating whether or not the signers know of any Event of Default that occurred during such period. If they do, such Officers' Certificate shall describe the Event of Default and its status.

                                  ARTICLE VI.

                       NOTEHOLDERS' LISTS AND REPORTS BY
                            THE COMPANY AND TRUSTEE

     Section 6.1  Noteholders' Lists.  The Company covenants and agrees that it
                  ------------------
will furnish or cause to be furnished to the Trustee, semiannually, not more than fifteen (15) days after each March 1 and September 1 in each year beginning with March 1, 1997, and at such other times as the Trustee may request in writing, within thirty (30) days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form as the Trustee may reasonably require of the names and addresses of the holders of Notes as of a date not more than fifteen (15) days (or such other date as the Trustee may reasonably request in order to so provide any such notices) prior to the time such information is furnished, except that no such list need be furnished so long as the Trustee is acting as Note registrar.

     Section 6.2  Preservation and Disclosure of Lists.
                  ------------------------------------

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Notes contained in the most recent list furnished to it as provided in
     Section 6.1 or maintained by the Trustee in its capacity as Note registrar, if so acting. The Trustee may destroy any list furnished to it as provided in Section 6.1 upon receipt of a new list so furnished.

          (b) The rights of Noteholders to communicate with other holders of Notes with respect to their rights under this Indenture or under the Notes, and the corresponding rights and duties of the Trustee, shall be as provided by the Trust Indenture Act.

          (c) Every Noteholder, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of any disclosure of information as to names and addresses of holders of Notes made pursuant to the Trust Indenture Act.

     Section 6.3  Reports by Trustee.
                  ------------------

          (a) Within 60 days after May 15 of each year commencing with the year 1997, the Trustee shall transmit to holders of Notes such reports dated as of May 15 of the year in which such reports are made concerning the Trustee and its actions under this

     Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

          (b) A copy of such report shall, at the time of such transmission to holders of Notes, be filed by the Trustee with each stock exchange and automated quotation system upon which the Notes are listed and with the Company. The Company will notify the Trustee in writing within a reasonable time when the Notes are listed on any stock exchange and automated quotation system.

     Section 6.4  Reports by Company.  The Company shall file with the Trustee
                  ------------------
(and the Commission if at any time the Indenture becomes qualified under the Trust Indenture Act), and transmit to holders of Notes, such information, documents and other reports and such summaries thereof, as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant to such Act provided that any such information, documents or reports
                     --------
required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act shall be filed with the Trustee within fifteen (15) days after the same is so required to be filed with the Commission.

                                 ARTICLE VII.

                    REMEDIES OF THE TRUSTEE AND NOTEHOLDERS
                            ON AN EVENT OF DEFAULT

     Section 7.1  Events of Default.  In case one or more of the following
                  -----------------
Events of Default (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall have occurred and be continuing:

          (a) default in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and continuance of such default for a period of thirty (30) days, whether or not such payment is permitted under Article IV hereof or

          (b) default in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall become due and payable either at maturity or in connection with any redemption pursuant to Article III or repurchase pursuant to Article XVI, by acceleration or otherwise, whether or not such payment is permitted under Article IV hereof or

          (c) failure on the part of the Company duly to observe or perform any other of the covenants or agreements on the part of the Company in the Notes or in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 7.1 specifically dealt with) continued for a period of sixty (60) days after the date on which written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee, or to the Company and a Responsible Officer of the Trustee by the holders of at least 25 percent in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section
     9.4 or

          (d) failure on the part of the Company or any Significant Subsidiary with respect to its obligation to pay principal of or interest on indebtedness for borrowed money which default shall have resulted in indebtedness in an amount in excess of $10 million or

          (e) default by the Company with respect to any indebtedness for borrowed money of the Company, which default results in acceleration of any such indebtedness which is in an amount of in excess of $10 million without such indebtedness having been discharged, or such acceleration having been rescinded or annulled for a period of ten (10) days or

          (f) the Company shall commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or

          (g) an involuntary case or other proceeding shall be commenced against the Company seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of sixty (60) consecutive days or

          (h) the entry by a court having jurisdiction in the premises of a final judgment, decree or order against the Company or any Significant Subsidiary which shall require the payment by the Company or any of its Significant Subsidiaries of an amount (to the extent not covered by insurance) in excess of $10 million and the continuance of any such judgment, decree or order unstayed and in effect for a period of 60 consecutive days which is not being contested in good faith by appropriate proceedings then, and in each and every such case (other than an Event of Default specified in Section 7.1(f) or (g)), unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the holders of not less than 25 percent in aggregate principal amount of the

Notes then outstanding hereunder determined in accordance with Section 9.4, by notice in writing to the Company (and to the Trustee if given by Noteholders), may declare the principal of all the Notes and the interest accrued thereon to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything in this Indenture or in the Notes contained to the contrary notwithstanding. If an Event of Default specified in Section 7.1(f) or (g) occurs, the principal of all the Notes and the interest accrued thereon shall be immediately and automatically due and payable without necessity of further action. This provision, however, is subject to the condition that if, at any time after the principal of the Notes shall have been so declared due and payable, and before any judgment or decree for the payment of the monies due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all Notes and the principal of and premium, if any, on any and all Notes which shall have become due otherwise than by acceleration (with interest on overdue installments of interest (to the extent that payment of such interest is enforceable under applicable law) and on such principal and premium, if any, at the rate borne by the Notes, to the date of such payment or deposit) and amounts due to the Trustee pursuant to Section 8.6, and if any and all defaults under this Indenture, other than the nonpayment of principal of and premium, if any, and accrued interest on Notes which shall have become due by acceleration, shall have been cured or waived pursuant to Section 7.7, then and in every such case the holders of a majority in aggregate principal amount of the Notes then outstanding determined in accordance with Section 9.4, by written notice to the Company and to the Trustee, may waive all defaults or Events of Default and rescind and annul such declaration and its consequences but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or Event of Default, or shall impair any right consequent thereon. The Company shall notify a Responsible Officer of the Trustee, promptly upon becoming aware thereof, of any Event of Default.

     In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such waiver or rescission and annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the holders of Notes, and the Trustee shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the holders of Notes, and the Trustee shall continue as though no such proceeding had been taken.

     Section 7.2  Payments of Notes on Default; Suit Therefor.  The Company
                  -------------------------------------------
covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Notes as and when the same shall become due and payable, and such default shall have continued for a period of thirty
(30) days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Notes as and when the same shall have become due and payable, whether at maturity of the Notes or in connection with any redemption or repurchase, under this Indenture, by declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Notes, the whole amount that then shall have become due and payable on all such Notes for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to the Trustee, its agents, attorney and counsel, and any expenses or liabilities incurred by the Trustee hereunder. Until such demand by the Trustee, the Company may pay the principal of and premium, if any, and interest on the Notes to the registered holders, whether or not the Notes are overdue.

     In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on the Notes and collect in the manner provided by law out of the property of the Company or any other obligor on the Notes wherever situated the monies adjudged or decreed to be payable.

     In the case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Notes under Title 11 of the United States Code, or any other applicable law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Company or such other obligor, the property of the Company or such other obligor, or in the case of any other judicial proceedings relative to the Company or such other obligor upon the Notes, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 7.2, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and of the Noteholders allowed in such judicial proceedings relative to the Company or any other obligor on the Notes, its or their creditors, or its or their property, and to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute the same after the deduction of any amounts due the Trustee under Section 8.6 and any receiver, assignee or trustee in bankruptcy or reorganization, liquidator, custodian or similar official is hereby authorized by each of the Noteholders to make such payments to the Trustee, and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due it for reasonable compensation, expenses, advances and disbursements, including counsel fees incurred by it up to the date of such distribution. To the extent that such payment of reasonable compensation, expenses, advances and disbursements out of the estate in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the holders of the Notes may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise.

     All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Trustee without the possession of any of the Notes, or the production thereof at any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the holders of the Notes.

     In any proceedings brought by the Trustee (and in any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Notes, and it shall not be necessary to make any holders of the Notes parties to any such proceedings.

     Section 7.3  Application of Monies Collected by Trustee.  Any monies
                  ------------------------------------------
collected by the Trustee pursuant to this Article VII shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such monies, upon presentation of the several Notes, and stamping thereon the payment, if only partially paid, and upon surrender thereof, if fully paid:

          First:  to the payment of all amounts due the Trustee under Section
     8.6

          Second: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall not have become due and be unpaid, to the payment of interest on the Notes in default in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by the Notes, such payments to be made ratably to the persons entitled thereto

          Third: subject to the provisions of Article IV, in case the principal of the outstanding Notes shall have become due, by declaration or otherwise, and be unpaid, to the payment of the whole amount then owing and unpaid upon the Notes for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue payments of interest at the rate borne by the Notes and in case such monies shall be insufficient to pay in full the whole amounts so due and unpaid upon the Notes, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Note over any other Note, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest and

          Fourth: subject to the provisions of Article IV, to the payment of the remainder, if any, to the Company or any other person lawfully entitled thereto.

     Section 7.4  Proceedings by Noteholder.  No holder of any Note shall have
                  -------------------------
any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture, or for the appointment of a receiver, trustee, liquidator, custodian or other similar official, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25 percent in aggregate principal amount of the Notes then outstanding determined in accordance with
Section 9.4 shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 7.7 it being understood and intended, and being expressly covenanted by the taker and holder of every Note with every other taker and holder and the Trustee, that no one or more holders of Notes shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Notes, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Notes (except as otherwise provided herein). For the protection and enforcement of this Section 7.4, each and every Noteholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Notwithstanding any other provision of this Indenture and any provision of any Note, the right of any holder of any Note to receive payment of the principal of and premium, if any, and interest on such Note, on or after the respective due dates therefor, or to institute suit for the enforcement of any such payment on or after such respective dates against the Company shall not be impaired or affected without the consent of such holder.

     Anything in this Indenture or the Notes to the contrary notwithstanding, the holder of any Note, without the consent of either the Trustee or the holder of any other Note, in his own behalf and for his own benefit, may enforce, and may institute and maintain any proceeding suitable to enforce, his rights of conversion as provided herein.

     Section 7.5  Proceedings by Trustee.  In case of an Event of Default the
                  ----------------------
Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

     Section 7.6  Remedies Cumulative and Continuing.  Except as provided in the
                  ----------------------------------
last paragraph of Section 2.6, all powers and remedies given by this Article VII to the Trustee or to the Noteholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Notes, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Notes to exercise any right or power accruing upon any default or Event of Default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or any acquiescence therein and, subject to the provisions of Section 7.4, every power and remedy given by this Article VII or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Noteholders.

     Section 7.7  Direction of Proceedings and Waiver of Defaults by Majority of
                  --------------------------------------------------------------
Noteholders.  The holders of a majority in aggregate principal amount of the
-----------
Notes at the time outstanding determined in accordance with Section 9.4 shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee provided, however, that (a) such direction shall
                               --------  -------
not be in conflict with any rule of law or with this Indenture, and (b) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. The holders of a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4 may on behalf of the holders of all of the Notes waive any past default or Event of Default hereunder and its consequences except (i) a default in the payment of interest or premium, if any, on, or the principal of, the Notes, (ii) a failure by the Company to convert any Notes into Common Stock,
(iii) a default in the payment of redemption price pursuant to Article III or repurchase price pursuant to Article XVI or (iv) a default in respect of a covenant or provisions hereof which under Article XI cannot be modified or amended without the consent of the holders of all Notes then outstanding. Upon any such waiver the Company, the Trustee and the holders of the Notes shall be restored to their former positions and rights hereunder but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 7.7, said default or Event of Default shall for all purposes of the Notes and this Indenture be deemed to have been cured and to be not continuing but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

     Section 7.8  Notice of Defaults.  The Trustee shall, within ninety (90)
                  ------------------
days after a Responsible Officer has knowledge of the occurrence of a default, mail to all Noteholders, as the names and addresses of such holders appear upon the Note register, notice of all defaults known to a Responsible Officer, unless such defaults shall have been cured or waived before the giving of such notice and provided that, except in the case of default in the payment of the principal of, or premium, if any, or interest on any of the Notes, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors and/or officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Noteholders.

     Section 7.9  Undertaking to Pay Costs.  All parties to this Indenture
                  ------------------------
agree, and each holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may, in its discretion, require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant provided that the provisions of this Section 7.9 (to the extent
         --------
permitted by law) shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, holding in the aggregate more than ten percent in principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Note on or after the due date therefor or to any suit for the enforcement of the right to convert any Note in accordance with the provisions of Article XV or to require the Company to repurchase any Note in accordance with Article XVI.

                                 ARTICLE VIII.

                            CONCERNING THE TRUSTEE

     Section 8.1  Duties and Responsibilities of Trustee.  The Trustee, prior to
                  --------------------------------------
the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

          (a) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default which may have occurred:

               (1) the duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trust Indenture Act, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture or the Trust Indenture Act against the Trustee and

               (2) in the absence of bad faith and willful misconduct on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture

          (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless the Trustee was negligent in ascertaining the pertinent facts

          (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of not less than a majority in principal amount of the Notes at the time outstanding determined as provided in Section 9.4 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture and

          (d) whether or not therein provided, every provision of this Indenture relating to the conduct or affecting the liability of, or affording protection to, the Trustee as trustee, paying agent, Note registrar, Custodian or conversion agent shall be subject to the provisions of this Section.

     None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers.

     Section 8.2  Reliance on Documents, Opinions, Etc.  Except as otherwise
                  ------------------------------------
provided in Section 8.1:

          (a) the Trustee may rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties

          (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed) and any resolution of the Board of

     Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company

          (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel

          (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Noteholders pursuant to the provisions of this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby

          (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney provided, however, that if the payment within a reasonable time to
              --------  -------
     the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liability as a condition to so proceeding and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be repaid by the Company upon demand and

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care hereunder.

          (g) The Trustee shall not be deemed to have notice of an Event of Default or of any event or conditions which, with the giving of notice, the passage of time, or both, might constitute an Event of Default unless (i) the Trustee has received written notice thereof from the Company or any Noteholder or (ii) a Responsible Officer of the Trustee shall have actual knowledge thereof.

     Section 8.3  No Responsibility for Recitals,  Etc.  The recitals contained
                  ------------------------------------
herein and in the Notes (except in the Trustee's certificate of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the

Notes. The Trustee shall not be accountable for the use or application by the Company of any Notes or the proceeds of any Notes authenticated and delivered by the Trustee in conformity with the provisions of this Indenture.

     Section 8.4  Trustee, Paying Agents, Conversion Agents or Registrar May Own
                  --------------------------------------------------------------
Notes.  The Trustee, any paying agent, any conversion agent or Note registrar,
-----
in its individual or any other capacity, may become the owner or pledgee of Notes with the same rights it would have if it were not Trustee, paying agent, conversion agent or Note registrar.

     Section 8.5  Monies to Be Held in Trust.  Subject to the provisions of
                  --------------------------
Section 13.4, all monies received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as may be agreed from time to time by the Company and the Trustee.

     Section 8.6  Compensation and Expenses of Trustee.  The Company covenants
                  ------------------------------------
and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation for all services rendered by it hereunder in any capacity (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence, willful misconduct, recklessness or bad faith. The Company also covenants to indemnify the Trustee in any capacity under this Indenture and its agents and any authenticating agent for, and to hold them harmless against, any loss, liability or expense incurred without negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee or such agent or authenticating agent, as the case may be, and arising out of or in connection with the acceptance or administration of this trust or in any other capacity hereunder, including the costs and expenses of defending themselves against any claim of liability in the premises. All indemnifications and releases from liability granted hereunder to the Trustee shall extend to its officers, directors, employees, agents, successors and assigns. The obligations of the Company under this Section 8.6 to compensate or indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall be secured by a lien prior to that of the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Notes. The obligation of the Company under this Section shall survive the satisfaction and discharge of this Indenture.

     When the Trustee and its agents and any authenticating agent incur expenses or render services after an Event of Default specified in Section 7.1(f) or (g) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy, insolvency or similar laws.

     Section 8.7  Officers' Certificate as Evidence.  Except as otherwise
                  ---------------------------------
provided in Section 8.1, wherever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence, willful misconduct, recklessness, or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee.

     Section 8.8  Conflicting Interests of Trustee.  If the Trustee has or shall
                  --------------------------------
acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

     Section 8.9  Eligibility of Trustee.  There shall at all times be a Trustee
                  ----------------------
hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and which shall have (or, in the case of a corporation included in a bank holding company system, the related bank holding company shall have) a combined capital and surplus of at least $50,000,000. If such person publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     Section 8.10  Resignation or Removal of Trustee.
                   ---------------------------------

          (a) The Trustee may at any time resign by giving written notice of such resignation to the Company and to the holders of Notes. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within sixty (60) days after the mailing of such notice of resignation to the Noteholders, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee, or any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, subject to the provisions of Section 7.9, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

          (b) In case at any time any of the following shall occur:

               (1) the Trustee shall fail to comply with Section 8.8 after written request therefor by the Company or by any Noteholder who has been a bona fide holder of a Note or Notes for at least six months or

               (2) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.9 and shall fail to resign after written request therefor by the Company or by any such Noteholder or

               (3) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 7.9, any Noteholder who has been a bona fide holder of a Note or Notes for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

          (c) The holders of a majority in aggregate principal amount of the Notes at the time outstanding may at any time remove the Trustee and nominate a successor trustee which shall be deemed appointed as successor trustee unless within ten (10) days after notice to the Company of such nomination the Company objects thereto, in which case the Trustee so removed or any Noteholder, upon the terms and conditions and otherwise as in Section 8.10(a) provided, may petition any court of competent jurisdiction for an appointment of a successor trustee.

          (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.11.

     Section 8.11  Acceptance by Successor Trustee.  Any successor trustee
                   -------------------------------
appointed as provided in Section 8.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 8.6, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property and funds held or collected by such trustee as such, except for funds held in trust for the benefit of holders of particular Notes, to secure any amounts then due it pursuant to the provisions of Section 8.6.

     No successor trustee shall accept appointment as provided in this Section
8.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 8.8 and be eligible under the provisions of Section 8.9.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 8.11, the Company (or the former trustee, at the written direction of the Company) shall mail or cause to be mailed notice of the succession of such trustee hereunder to the holders of Notes at their addresses as they shall appear on the Note register. If the Company fails to mail such notice within ten (10) days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

     Section 8.12  Succession by Merger, Etc.  Any corporation into which the
                   -------------------------
Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee (including any trust created by this Indenture), shall be the successor to the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that in the case of any corporation succeeding to all or substantially all of the corporate trust business of the Trustee such corporation shall be qualified under the provisions of Section 8.8 and eligible under the provisions of Section 8.9.

     In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee or authenticating agent appointed by such predecessor trustee, and deliver such Notes so authenticated and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee or an authenticating agent appointed by such successor trustee may authenticate such Notes either in the name of any predecessor trustee hereunder or in the name of the successor trustee and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have provided,
                                                                       --------
however, that the right to adopt the certificate of authentication of any
-------
predecessor Trustee or authenticate Notes in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

     Section 8.13  Limitation on Rights of Trustee as Creditor.  If and when the
                   -------------------------------------------
Trustee shall be or become a creditor of the Company (or any other obligor upon the Notes), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of the claims against the Company (or any such other obligor).

                                  ARTICLE IX.

                          CONCERNING THE NOTEHOLDERS

     Section 9.1  Action by Noteholders.  When in this Indenture it is provided
                  ---------------------
that the holders of a specified percentage in aggregate principal amount of the Notes may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action, the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Noteholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Notes voting in favor thereof at any meeting of Noteholders duly called and held in accordance with the provisions of Article X, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Noteholders. Whenever the Company or the Trustee solicits the taking of any action by the holders of the Notes, the Company or the Trustee may fix in advance of such solicitation, a date as the record date for determining holders entitled to take such action. The record date shall be not more than fifteen (15) days prior to the date of commencement of solicitation of such action.

     Section 9.2  Proof of Execution by Noteholders.  Subject to the provisions
                  ---------------------------------
of Sections 8.1, 8.2 and 10.5, proof of the execution of any instrument by a Noteholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The holding of Notes shall be proved by the registry of such Notes or by a certificate of the Note registrar.

     The record of any Noteholders' meeting shall be proved in the manner provided in Section 10.6.

     Section 9.3  Who Are Deemed Absolute Owners.  The Company, any other
                  ------------------------------
obligor on the Notes, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem the person in whose name such Note shall be registered upon the Note register to be, and may treat him as, the absolute owner of such Note (whether or not such Note shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Note, for conversion of such Note and for all other purposes and neither the Company nor any other obligor on the Notes nor the Trustee nor any paying agent nor any conversion agent nor any authenticating agent nor any Note registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for monies payable upon any such Note.

     Section 9.4  Company-Owned Notes Disregarded.  In determining whether the
                  -------------------------------
holders of the requisite aggregate principal amount of Notes have concurred in any direction, consent, waiver or other action under this Indenture, Notes which are owned by the Company or any other obligor on the Notes or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Notes shall be disregarded and deemed not to be outstanding for the purpose of any such determination provided that for the purposes of determining whether the Trustee
              --------
shall be protected in relying on any such direction, consent, waiver or other action only Notes which a Responsible Officer knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 9.4 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Notes and that the pledgee is not the Company, any other obligor on the Notes or a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor.
In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Notes, if any, known by the Company to be owned or held by or for the account of any of the above-described persons and, subject to Section 8.1, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Notes not listed therein are outstanding for the purpose of any such determination.

     Section 9.5  Revocation of Consents: Future Holders Bound.  At any time
                  --------------------------------------------
prior to (but not after) the evidencing to the Trustee, as provided in Section 9.1, of the taking of any action by the holders of the percentage in aggregate principal amount of the Notes specified in this Indenture in connection with such action, any holder of a Note which is shown by the evidence to be included in the Notes the holders of which have consented to such action may, by filing written notice with the Trustee at its Corporate Trust Office and upon proof of holding as provided in Section 9.2, revoke such action so far as it concerns such Note. Except as aforesaid, any such action taken by the holder of any Note shall be conclusive and binding upon such holder and upon all future holders and owners of such Note and of any Notes issued in exchange or substitution therefor, irrespective of whether any notation in regard thereto is made upon such Note or any Note issued in exchange or substitution therefor.

                                  ARTICLE X.

                             NOTEHOLDERS' MEETINGS

     Section 10.1  Purpose of Meetings.  A meeting of Noteholders may be called
                   -------------------
at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

          (a) to give any notice to the Company or to the Trustee or to give any directions to the Trustee permitted under this Indenture, or to consent to the waiving of any default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VII

          (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article VIII

          (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 11.2 or

          (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture or under applicable law.

     Section 10.2  Call of Meetings by Trustee.  The Trustee may at any time
                   ---------------------------
call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place at a location within 10 miles of the Corporate Trust Office or the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of the Noteholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting and the establishment of any record date pursuant to Section 9.1, shall be mailed to holders of Notes at their addresses as they shall appear on the Note register. Such notice shall also be mailed to the Company. Such notices shall be mailed not less than twenty (20) nor more than ninety (90) days prior to the date fixed for the meeting.

     Any meeting of Noteholders shall be valid without notice if the holders of all Notes then outstanding are present in person or by proxy or if notice is waived before or after the meeting by the holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

     Section 10.3  Call of Meetings by Company or Noteholders.  In case at any
                   ------------------------------------------
time the Company, pursuant to a resolution of its Board of Directors, or the holders of at least ten percent in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within twenty (20) days after receipt of such request, then the Company or such Noteholders may determine the time and the place at any location within 10 miles of the Corporate Trust Office or the Borough of Manhattan, The City of New York for such meeting and may call such meeting to take any action authorized in Section 10.1, by mailing notice thereof as provided in Section 10.2.

     Section 10.4  Qualifications for Voting.  To be entitled to vote at any
                   -------------------------
meeting of Noteholders a person shall (a) be a holder of one or more Notes on the record date pertaining to such meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more Notes. The only persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

     Section 10.5  Regulations.  Notwithstanding any other provisions of this
                   -----------
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

     The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the holders of a majority in principal amount of the Notes represented at the meeting and entitled to vote at the meeting.

     Subject to the provisions of Section 9.4, at any meeting each Noteholder or proxyholder shall be entitled to one vote for each $1,000 principal amount of Notes held or represented by him provided, however, that no vote shall be cast
                                 --------  -------
or counted at any meeting in respect of any Note challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or 10.3 may be adjourned from time to time by the holders of a majority of the aggregate principal amount of Notes represented at the meeting, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

     Section 10.6  Voting.  The vote upon any resolution submitted to any
                   ------
meeting of Noteholders shall be by written ballot on which shall be subscribed the signatures of the holders of Notes or of their representatives by proxy and the principal amount of the Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 10.2. The record shall show the principal amount of the Notes voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

     Any record so signed and verified shall be conclusive evidence of the matters therein stated.

     Section 10.7  No Delay of Rights by Meeting.  Nothing in this Article X
                   -----------------------------
contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                  ARTICLE XI.

                            SUPPLEMENTAL INDENTURES

     Section 11.1  Supplemental Indentures Without Consent of Noteholders.  The
                   ------------------------------------------------------
Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

          (a) to make provision with respect to the conversion rights of the holders of Notes pursuant to the requirements of Section 15.6 or the repurchase obligations of the Company pursuant to the requirements of
     Section 16.5

          (b) subject to Article IV, to convey, transfer, assign, mortgage or pledge to the Trustee as security for the Notes, any property or assets

          (c) to evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to
     Article XII

          (d) to add to the covenants of the Company such further covenants, restrictions or conditions as the Board of Directors and the Trustee shall consider to be for the benefit of the holders of Notes, and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth provided, however, that in
                                                    --------  -------
     respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default

          (e) to provide for the issuance under this Indenture of Notes in coupon form (including Notes registrable as to principal only) and to provide for exchangeability of such Notes with the Notes issued hereunder in fully registered form and to make all appropriate changes for such purpose

          (f) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not materially adversely affect the interests of the holders of the Notes

          (g) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes or

          (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the Trust Indenture Act, or under any similar federal statute hereafter enacted.

     The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

     Any supplemental indenture authorized by the provisions of this Section
11.1 may be executed by the Company and the Trustee without the consent of the holders of any of the Notes at the time outstanding, notwithstanding any of the provisions of Section 11.2.

     Section 11.2  Supplemental Indentures with Consent of Noteholders.  With
                   ---------------------------------------------------
the consent (evidenced as provided in Article IX) of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding determined in accordance with Section 9.4, the Company, when authorized by the resolutions of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or any supplemental indenture or of modifying in any manner the rights of the holders of the Notes provided, however, that no such supplemental indenture shall (i)
             --------  -------
extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Notes, or modify the provisions of this Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders in any material respect, or change the obligation of the Company to repurchase any

Note upon the occurrence of a Change in Control in a manner adverse to the holder of Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the holder of each Note so affected, or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding.

     Upon the request of the Company, accompanied by a copy of the resolutions of the Board of Directors certified by its Secretary or an Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Noteholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

     It shall not be necessary for the consent of the Noteholders under this
Section 11.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 11.3  Effect of Supplemental Indenture.  Any supplemental indenture
                   --------------------------------
executed pursuant to the provisions of this Article XI shall comply with the Trust Indenture Act, as then in effect provided that this Section 11.3 shall not
                                       --------
require such supplemental indenture or the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act or the Indenture has been qualified under the Trust Indenture Act. Upon the execution of any supplemental indenture pursuant to the provisions of this Article XI, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitation of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

     Section 11.4  Notation on Notes.  Notes authenticated and delivered after
                   -----------------
the execution of any supplemental indenture pursuant to the provisions of this
Article XI may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may, at the Company's expense, be prepared and executed by the Company, authenticated by the Trustee (or an authenticating agent duly appointed by the Trustee pursuant to Section 17.11) and delivered in exchange for the Notes then outstanding, upon surrender of such Notes then outstanding.

     Section 11.5  Evidence of Compliance of Supplemental Indenture to Be
                   ------------------------------------------------------
Furnished Trustee.  The Trustee, subject to the provisions of Sections 8.1 and
-----------------
8.2, may receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article XI.

                                 ARTICLE XII.

               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

     Section 12.1  Company May Consolidate Etc. on Certain Terms.  Subject to
                   ---------------------------------------------
the provisions of Section 12.2, nothing contained in this Indenture or in any of the Notes shall prevent any consolidation or merger of the Company with or into any other corporation or corporations (whether or not affiliated with the Company), or successive consolidations or mergers in which the Company or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance or lease (or successive sales, conveyances or leases) of the property of the Company, substantially as an entirety, to any other corporation (whether or not affiliated with the Company), authorized to acquire and operate the same and which, in each case, shall be organized under the laws of the United States of America, any state thereof or the District of Columbia provided, that upon
                                                          --------
any such consolidation, merger, sale, conveyance or lease, the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company, shall be expressly assumed, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee by the corporation (if other than the Company) formed by such consolidation, or into which the Company shall have been merged, or by the corporation which shall have acquired or leased such property, and such supplemental indenture shall provide for the applicable conversion rights set forth in Section 15.6.

     Section 12.2  Successor Corporation to Be Substituted.  In case of any such
                   ---------------------------------------
consolidation, merger, sale, conveyance or lease and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Notes and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as such. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of Central Garden & Pet Company any or all of the Notes issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver, or cause to be authenticated and delivered, any Notes which previously shall have been signed and delivered by the officers of the Company to the Trustee for authentication, and any Notes which such successor corporation thereafter shall cause to be signed and delivered to the Trustee for that purpose. All the Notes so issued shall in all respects have the same legal rank and benefit under this Indenture as the Notes theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Notes had been issued at the date of the execution hereof. In the event of any such consolidation, merger, sale or conveyance (but not in the event of any such lease), the person named as the "Company" in the first paragraph of this Indenture or any successor which shall thereafter have become such in the manner prescribed in this Article XII shall be released from its liabilities as obligor and maker of the Notes and from its obligations under this Indenture.

     In case of any such consolidation, merger, sale, conveyance or lease, such changes in phraseology and form (but not in substance) may be made in the Notes thereafter to be issued as may be appropriate.

     Section 12.3  Opinion of Counsel to Be Given Trustee.  The Trustee, subject
                   --------------------------------------
to Sections 8.1 and 8.2, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale, conveyance or lease and any such assumption complies with the provisions of this
Article XII.

                                 ARTICLE XIII.

                    SATISFACTION AND DISCHARGE OF INDENTURE

     Section 13.1  Discharge of Indenture.  When (a) the Company shall deliver
                   ----------------------
to the Trustee for cancellation all Notes theretofore authenticated (other than any Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) and not theretofore canceled, or (b) all the Notes not theretofore canceled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit (without violating the provisions of the Credit Agreement) with the Trustee, in trust, monies sufficient to pay at maturity or upon redemption of all of the Notes (other than any Notes which shall have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Notes shall have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect (except as to (i) remaining rights of registration of transfer, substitution and exchange and conversion of Notes, (ii) rights hereunder of Noteholders to receive payments of principal of and premium, if any, and interest on, the Notes and the other rights, duties and obligations of Noteholders, as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 17.5 and at the cost and use of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Notes.

     Section 13.2  Deposited Monies to Be Held in Trust by Trustee.  Subject to
                   -----------------------------------------------
Section 13.4, all monies deposited with the Trustee pursuant to Section 13.1 and not in violation of Article IV shall be held in trust for the sole benefit of the Noteholders and not to be subject to the subordination provisions of Article IV, and such monies shall be applied by the Trustee to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular Notes for the payment or redemption of which such monies have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest and premium, if any.

     Section 13.3  Paying Agent to Repay Monies Held.  Upon the satisfaction and
                   ---------------------------------
discharge of this Indenture, all monies then held by any paying agent for the Notes (other than the Trustee) shall, upon written request of the Company, be repaid to the Company or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such monies.

     Section 13.4  Return of Unclaimed Monies.  Subject to the requirements of
                   --------------------------
applicable law, any monies deposited with or paid to the Trustee for payment of the principal of, premium, if any, or interest on Notes and not applied but remaining unclaimed by the holders of Notes for two years after the date upon which the principal of, premium, if any, or interest on such Notes, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee on demand and all liability of the Trustee shall thereupon cease with respect to such monies and the holder of any of the Notes shall thereafter look only to the Company for any payment which such holder may be entitled to collect unless an applicable abandoned property law designates another Person.

     Section 13.5  Reinstatement.  If the Trustee or the paying agent is unable
                   -------------
to apply any money in accordance with Section 13.2 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 13.1 until such time as the Trustee or the paying agent is permitted to apply all such money in accordance with Section 13.2 provided, however, that if the Company makes any payment of interest or premium,
--------  -------
if any, on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders of such Notes to receive such payment from the money held by the Trustee or paying agent.

                                 ARTICLE XIV.

                   IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                            OFFICERS AND DIRECTORS

     Section 14.1  Indenture and Notes Solely Corporate Obligations.  No
                   ------------------------------------------------
recourse for the payment of the principal of or premium, if any, or interest on any Note, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer, or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Notes.

                                  ARTICLE XV.

                              CONVERSION OF NOTES

     Section 15.1  Right to Convert.  Subject to and upon compliance with the
                   ----------------
provisions of this Indenture, the holder of any Note shall have the right, at his option, at any time on or after sixty (60) days following the latest date of original issuance of the Notes and prior to the close of business on November 15, 2003 (except that, with respect to any Note or portion of a Note which shall be called for redemption, such right shall terminate, except as provided in
Section 15.2 or Section 3.4, at the close of business on the fifth Business Day preceding the date fixed for redemption of such Note or portion of a Note, unless the Company shall default in payment due upon redemption thereof) to convert the principal amount of any such Note, or any portion of such principal amount which is $1,000 or an integral multiple thereof, into that number of fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) obtained by dividing the principal amount of the Note or portion thereof surrendered for conversion by the Conversion Price in effect at such time, by surrender of the Note so to be converted in whole or in part in the manner provided, together with any required funds, in Section 15.2. A holder of Notes is not entitled to any rights of a holder of Common Stock until such holder has converted his Notes to Common Stock, and only to the extent such Notes are deemed to have been converted to Common Stock under this Article XV.

     Section 15.2  Exercise of Conversion Privilege; Issuance of Common Stock on
                   -------------------------------------------------------------
Conversion; No Adjustment for Interest or Dividends.  In order to exercise the
---------------------------------------------------
conversion privilege with respect to any Note in certificated form, the holder of any such Note to be converted in whole or in part shall surrender such Note, duly endorsed, at an office or agency maintained by the Company pursuant to
Section 5.2, accompanied by the funds, if any, required by the penultimate paragraph of this Section 15.2, and shall give written notice of conversion in the form provided on the Notes (or such other notice which is acceptable to the Company) to the office or agency that the holder elects to convert such Note or the portion thereof specified in said notice. Such notice shall also state the name or names (with address or addresses) in which the certificate or certificates for shares of Common Stock which shall be issuable on such conversion shall be issued, and shall be accompanied by transfer taxes, if required pursuant to Section 15.7. Each such Note surrendered for conversion shall, unless the shares issuable on conversion are to be issued in the same name as the registration of such Note, be duly endorsed by, or be accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or his duly authorized attorney.

     In order to exercise the conversion privilege with respect to any interest in a Note in global form, the beneficial holder must complete the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program, deliver by book-entry delivery an interest in such Note in global form, furnish appropriate endorsements and transfer documents if required by the Company or the Trustee or conversion agent, and pay the funds, if any, required by this Section 15.2 and any transfer taxes if required pursuant to
Section 15.7.

     As promptly as practicable after satisfaction of the requirements for conversion set forth above, subject to compliance with any restrictions on transfer if shares issuable on conversion are to be issued in a name other than that of the Noteholder (as if such transfer were a transfer of the Note or Notes (or portion thereof) so converted), the Company shall issue and shall deliver to such holder at the office or agency maintained by the Company for such purpose pursuant to Section 5.2, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of such Note or portion thereof in accordance with the provisions of this Article and a check or cash in respect of any fractional interest in respect of a share of Common Stock arising upon such conversion, as provided in Section 15.3. In case any Note of a denomination greater than $1,000 shall be surrendered for partial conversion, and subject to Section 2.3, the Company shall execute and the Trustee shall authenticate and deliver to the holder of the Note so surrendered, without charge to him, a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Note.

     Each conversion shall be deemed to have been effected as to any such Note (or portion thereof) on the date on which the requirements set forth above in this Section 15.2 have been satisfied as to such Note (or portion thereof), and the person in whose name any certificate or certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become on said date the holder of record of the shares represented thereby provided,
                                                                 --------
however, that any such surrender on any date when the stock transfer books of
-------
the Company shall be closed shall constitute the person in whose name the certificates are to be issued as the record holder thereof for all purposes on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the Conversion Price in effect on the date upon which such Note shall be surrendered.

     Any Note or portion thereof surrendered for conversion during the period from the close of business on the record date for any interest payment date to the close of business on the Business Day next preceding the following interest payment date shall (unless such Note or portion thereof being converted shall have been called for redemption during the period from the close of business on such record date to the close of business on the Business Day next preceding the following interest payment date) be accompanied by payment, in New York Clearing House funds or other funds acceptable to the Company, of an amount equal to the interest payable on such interest payment date on the principal amount being converted provided, however, that no such payment need be made if there shall
          --------  -------
exist at the time of conversion a default in the payment of interest on the Notes. In the event a Note or portion thereof is called for redemption on or after November 15, 1999 and before March 15, 2000 and the holder elects to convert such Note after it has been called for redemption, the holder will be entitled to receive interest on such Note for the period from September 15, 1999 through November 15, 1999. Except as provided above in this Section 15.2, no adjustment shall be made for interest accrued on any Note converted or for dividends on any shares issued upon the conversion of such Note as provided in this Article.

     Upon the conversion of an interest in a Note in global form, the Trustee, or the Custodian at the direction of the Trustee, shall make a notation on such
Note in global form as to the reduction in the principal amount represented thereby.

     Section 15.3  Cash Payments in Lieu of Fractional Shares.  No fractional
                   ------------------------------------------
shares of Common Stock or scrip representing fractional shares shall be issued upon conversion of Notes. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted hereby) so surrendered. If any fractional share of stock would be issuable upon the conversion of any Note or Notes, the Company shall make an adjustment and payment therefor in cash at the current market value thereof to the holder of Notes. The current market value of a share of Common Stock shall be the Closing Price on the first Trading Day immediately preceding the day on which the Notes (or specified portions thereof) are deemed to have been converted.

     Section 15.4  Conversion Price.  The conversion price shall be as specified
                   ----------------
in the form of Note (herein called the "Conversion Price") attached as Exhibit A hereto, subject to adjustment as provided in this Article XV.

     Section 15.5  Adjustment of Conversion Price.  The Conversion Price shall
                   ------------------------------
be adjusted from time to time by the Company as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock and/or Class B Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock and/or Class B Stock outstanding at the close of business on the date fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company. If any dividend or distribution of the type described in this Section 15.5(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock and/or Class B Stock entitling them (for a period expiring within 45 days after the date fixed for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock and/or Class B Stock at a price per share less than the Current Market Price (as defined below) on the date fixed for determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the date fixed for determination of stockholders entitled to receive such rights or warrants by a fraction of which the numerator shall be the number of shares of Common Stock and/or Class B Stock outstanding at the close of business on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Current Market Price, and of which the denominator shall be the number of shares of Common Stock and/or Class B Stock outstanding on the date fixed for determination of stockholders entitled to receive such rights and warrants plus the total number of additional shares of Common Stock and/or Class B Stock offered for subscription or purchase. Such adjustment shall be successively made whenever any such rights and warrants are issued, and shall become effective immediately after the opening of business on the day following the date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock and/or Class B Stock are not delivered after the expiration of such rights or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock and/or Class B Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock and/or Class B Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock and/or Class B Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

          (c) In case outstanding shares of Common Stock and/or Class B Stock shall be subdivided into a greater number of shares of Common Stock and/or Class B Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock and/or Class B Stock shall be combined into a smaller number of shares of Common Stock and/or Class B Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock and/or Class B Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 15.5(a) applies) or evidences of its indebtedness or assets (including securities, but excluding any rights or warrants referred to in
     Section 15.5(b), and excluding any dividend or distribution paid exclusively in cash (any of the foregoing hereinafter in this Section 15.5(d) called the "Securities")), then, in each such case (unless the Company elects to reserve such Securities for distribution to the Noteholders upon the conversion of the Notes so that any such holder converting Notes will receive upon such conversion, in addition to the shares of Common Stock and/or Class B Stock to which such holder is entitled, the amount and kind of such Securities which such holder would have received if such holder had converted its Notes into Common Stock immediately prior to the Record Date (as defined in Section 15.5(h) for such distribution of the Securities)), the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect on the Record Date (as defined below) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price per share of the Common Stock and/or Class B Stock on such Record Date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) on the Record Date of the portion of the Securities so distributed applicable to one share of Common Stock and/or Class B Stock and the denominator shall be the Current Market Price per share of the Common Stock and/or Class B Stock, such reduction to become effective immediately prior to the opening of business on the day following such Record Date provided, however, that
                                                       --------  -------
     in the event the then fair market value (as so determined) of the portion of the Securities so distributed applicable to one share of Common Stock and/or Class B Stock is equal to or greater than the Current Market Price of the Common Stock and/or Class B Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of Securities such holder would have received had such holder converted each Note on the Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 15.5(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Common Stock and/or Class B Stock.

          In the event the Company implements a stockholder rights plan, such rights plan shall provide that upon conversion of the Notes the holders will receive, in addition to the Common Stock and/or Class B Stock issuable upon such conversion, the rights issued under such rights plan (notwithstanding the occurrence of an event causing such rights to separate from the Common Stock and/or Class B Stock at or prior to the time of conversion).

          Rights or warrants distributed by the Company to all holders of Common Stock and/or Class B Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock and/or Class B Stock
     (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock and/or Class B Stock, shall be deemed not to have been distributed for purposes of this Section 15.5 (and no adjustment to the Conversion Price under this Section 15.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this Section 15.5(d). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this Section
     15.5 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock and/or Class B Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock and/or Class B Stock as of the date of such redemption or repurchase, and
     (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued.

          For purposes of this Section 15.5(d) and Sections 15.5(a) and (b), any dividend or distribution to which this Section 15.5(d) is applicable that also includes shares of Common Stock and/or Class B Stock, or rights or warrants to subscribe for or purchase shares of Common Stock and/or Class B Stock (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of capital stock other than such shares of Common Stock and/or Class B Stock or rights or warrants (and any further Conversion Price reduction required by this Section 15.5(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock and/or Class B Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 15.5(a) and (b) with respect to such dividend or distribution shall then be made), except
     (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution" and "the date fixed for such determination" within the meaning of Sections 15.5(a) and (b) and (B) any shares of Common Stock and/or Class B Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 15.5(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock and/or Class B Stock cash (excluding any cash that is distributed upon a merger or consolidation to which Section
     15.6 applies or as part of a distribution referred to in Section 15.5(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of its Common Stock and/or Class B Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 15.5(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of consideration payable in respect of any tender offer by the Company for all or any portion of the Common Stock and/or Class B Stock concluded within the 12 months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to Section 15.5(f) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, plus the product of then the Current Market Price of the Class B Stock times the number of shares of Class B Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10% and (y) the number of shares of Common Stock and/or Class B Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such Record Date provided, however, that, if the
                                              --------  -------
     portion of the cash so distributed applicable to one share of Common Stock and/or Class B Stock is equal to or greater than the Current Market Price of the Common Stock and/or Class B Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Noteholder shall have the right to receive upon conversion the amount of cash such holder would have received had such Holder converted such Note immediately prior to such Record Date. If such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (f) In case a tender offer made by the Company or any of its subsidiaries for all or any portion of the Common Stock and/or Class B Stock expires and such tender offer (as amended upon the expiration thereof) requires the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that, combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its subsidiaries for all or any portion of the Common Stock and/or Class B Stock expiring within the 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this
     Section 15.5(f) has been made and (2) the aggregate amount of any distributions to all holders of the Common Stock and/or Class B Stock made exclusively in cash within 12 months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 15.5(e) has been made, exceeds 10% of the product of the Current Market Price (determined as provided in Section 15.5(h)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock and/or Class B Stock outstanding (including any tendered shares) at the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock and/or Class B Stock outstanding (including any tendered shares) at the Expiration Time multiplied by the Current Market Price of the Common Stock and/or Class B Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock and/or Class B Stock outstanding (less any Purchased Shares) at the Expiration Time and the Current Market Price of the Common Stock and/or Class B Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. If the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 15.5(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 15.5(f).

          (g) In case of a tender or exchange offer made by a person other than the Company or any subsidiary of the Company for an amount which increases the offeror's ownership of Common Stock and/or Class B Stock to more than 25% of the Common Stock and/or Class B Stock outstanding and shall involve the payment by such person of consideration per share of Common Stock and/or Class B Stock having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive, and described in a resolution of the Board of Directors) at the Expiration Time that exceeds the Current Market Price of the Common Stock and/or Class B Stock on the Trading Day next succeeding the Expiration Time, and in which, as of the Expiration Time the Board of Directors is not recommending rejection of the offer, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock and/or Class B Stock outstanding (including any tendered or exchanged shares) on the Expiration Time multiplied by the current Market Price of the Common Stock and/or Class B Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of all shares validly tendered or exchanged and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock and/or Class B Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock and/or Class B Stock on the Trading Day next succeeding the Expiration Time, such reduction to become effective as of immediately prior to the opening of business on the day following the Expiration Time. In the event that such person is obligated to purchase shares pursuant to any such tender or exchange offer, but such person is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender or exchange offer had not been made. Notwithstanding the foregoing, the adjustment described in this Section 15.5(g) shall not be made if, as of the Expiration Time, the offering documents with respect to such offer disclose a plan or intention to cause the Company to engage in any transaction described in Article XII.

          (h) For purposes of this Section 15.5, the following terms shall have the meaning indicated:

               (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the New York Stock Exchange, or, if such security is not listed or admitted to trading on such Exchange, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose, or a price determined in good faith by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof, whose determination shall be conclusive.

               (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock and/or Class B Stock for the ten consecutive Trading Days immediately prior to the date in question provided, however, that (1) if the "ex" date (as hereinafter defined)
          --------  -------
          for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs during such ten consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 15.5(a),
          (b), (c), (d), (e), (f) or (g) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors or, to the extent permitted by applicable law, a duly authorized committee thereof in a manner consistent with any determination of such value for purposes of
          Section 15.5(d), (f) or (g), whose determination shall be conclusive and described in a resolution of the Board of Directors or such duly authorized committee thereof, as the case may be) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock and/or Class B Stock as of the close of business on the day before such "ex" date. For purposes of any computation under Section 15.5(f) or (g), the Current Market Price of the Common Stock and/or Class B Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock and/or Class B Stock for such day and the next two succeeding Trading Days provided, however, that if the "ex" date for any event
                       --------  -------
          (other than the tender or exchange offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to
          Section 15.5(a), (b), (c), (d), (e), (f) or (g) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock and/or Class B Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with respect to any subdivision or combination of shares of Common Stock and/or Class B Stock, means the first date on which the Common Stock and/or Class B Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock and/or Class B Stock trades regular way on such exchange or in such market after the Expiration Time of such offer.

               (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

               (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock and/or Class B Stock have the right to receive any cash, securities or other property or in which the Common Stock and/or Class B Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of shareholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

               (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or
          (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (i) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 15.5(a), (b), (c), (d), (e), (f) and
     (g), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock and/or Class B Stock or rights to purchase Common Stock and/or Class B Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days, the reduction is irrevocable during the period and the Board of Directors shall have made a determination that such reduction would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to holders of record of the Notes a notice of the reduction at lease fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (j) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1.00% in such price provided, however, that any adjustments which by reason of this
                --------  -------
     Section 15.5(j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article XV shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be.

          (k) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly file with the Trustee and any conversion agent other than the Trustee an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Price setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective and shall mail notice of such adjustment of the Conversion Price to the holder of each Note at his last address appearing on the Note register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

          (l) In any case in which this Section 15.5 provides that an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event (i) issuing to the holder of any Note converted after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above such conversion by reason of the adjustment required by such event and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 15.5.

          (m) For purposes of this Section 15.5, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

     Section 15.6  Effect of Reclassification, Consolidation, Merger or Sale.
                   ---------------------------------------------------------
If any of the following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a subdivision or combination to which Section 15.5(c) applies), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) providing that such Note shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Notes (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Notes) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise his rights of election, if any, as to the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance (provided that, if the kind or amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("nonelecting share"), then for the purposes of this
Section 15.6 the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance for each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article.

     The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder of Notes, at his address appearing on the Note register provided for in Section 2.5 of this Indenture, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

     The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

     If this Section 15.6 applies to any event or occurrence, Section 15.5 shall not apply.

     Section 15.7  Taxes on Shares Issued.  The issue of stock certificates on
                   ----------------------
conversions of Notes shall be made without charge to the converting Noteholder for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the holder of any Note converted, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section 15.8  Reservation of Shares to Be Fully Paid; Compliance with
                   -------------------------------------------------------
Governmental Requirements; Listing of Common Stock.  The Company shall reserve,
--------------------------------------------------
free from preemptive rights, out of its authorized but unissued shares or shares held in treasury sufficient shares of Common Stock to provide for the conversion of the Notes from time to time as such Notes are presented for conversion.

     Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the shares of Common Stock issuable upon conversion of the Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Price.

     The Company covenants that all shares of Common Stock which may be issued upon conversion of Notes will upon issue be fully paid and non-assessable by the Company and free from all taxes, liens and charges with respect to the issue thereof.

     The Company covenants that if any shares of Common Stock to be provided for the purpose of conversion of Notes hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

     The Company further covenants that if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange the Company will, if permitted by the rules of such exchange, list and keep listed so long as the Common Stock shall be so listed on such exchange, all Common Stock issuable upon conversion of the Notes.

     Section 15.9  Responsibility of Trustee.  The Trustee and any other
                   -------------------------
conversion agent shall not at any time be under any duty or responsibility to any holder of Notes to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee and any other conversion agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Note and the Trustee and any other conversion agent make no representations with respect thereto. Subject to the provisions of Section 8.1, neither the Trustee nor any conversion agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Note for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article. Without limiting the generality of the foregoing, neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 15.6 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by Noteholders upon the conversion of their Notes after any event referred to in such Section 15.6 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 8.1, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

     Section 15.10  Notice to Holders Prior to Certain Actions.  In case:
                    ------------------------------------------

          (a) the Company shall declare a dividend (or any other distribution) on its Common Stock that would require an adjustment in the Conversion Price pursuant to Section 15.5 or

          (b) the Company shall authorize the granting to all or substantially all the holders of its Common Stock of rights or warrants to subscribe for or purchase any share of any class or any other rights or warrants or

          (c) of any reclassification or reorganization of the Common Stock of the Company (other than a subdivision or combination of its outstanding Common Stock, or a change in par value, or from par value to no par value, or from no par value to par value), or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company or

          (d) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company the Company shall cause to be filed with the Trustee and to be mailed to each holder of Notes at his address appearing on the Note register provided for in
Section 2.5 of this Indenture, as promptly as possible but in any event at least fifteen (15) days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined, or
(y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

                                 ARTICLE XVI.

                            REPURCHASE OF NOTES AT
                  OPTION OF THE HOLDER UPON CHANGE IN CONTROL

     Section 16.1  Right to Require Repurchase.  In the event that a Change in
                   ---------------------------
Control (as hereinafter defined) shall occur, then each holder shall have the right, at the holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, all of such holder's Notes, or any portion of the principal amount thereof that is an integral multiple of $1,000 (provided that no single Note may be repurchased in part unless the portion of the principal amount of such Note to be outstanding after such repurchase is equal to $1,000 or an integral multiple of $1,000), on the date (the "Repurchase Date") that is 30 days after the date of the Company Notice (as defined in Section 16.2) for cash at a purchase price equal to 100% of the principal amount (the "Repurchase Price") plus interest accrued and unpaid interest to, but excluding, the Repurchase Date provided that if the
                                                       ---------
Repurchase Date is March 15
or September 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding March 1 or September 1, respectively. Whenever in this Indenture there is a reference, in any context, to the principal of any Note as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Note to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made.

     Section 16.2  Notices: Method of Exercising Repurchase Right, Etc.
                   ---------------------------------------------------

          (a) Unless the Company shall have theretofore called for redemption all of the outstanding Notes pursuant to Article III, on or before the 15th day after the occurrence of a Change in Control, the Company or, at the written request of the Company on or before the 10th day after receipt of such request, the Trustee shall give to all holders of Notes notice (the "Company Notice") of the occurrence of the Change in Control and of the repurchase right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

          Each notice of a repurchase right shall state:

               (1) the Repurchase Date,

               (2) the date by which the repurchase right must exercised,

               (3) the Repurchase Price,

               (4) a description of the procedure which a holder must follow to exercise a repurchase right,

               (5) that on the Repurchase Date the Repurchase Price will become due and payable upon each such Note designated by the holder to be repurchased, and that interest thereon shall cease to accrue on and after said date,

               (6) the Conversion Price, the date on which the right to convert the Notes to be repurchased will terminate and the places where such Notes may be surrendered for conversion, and

               (7) the place or places where such Notes are to be surrendered for payment of the Repurchase Price and accrued interest, if any.

     No failure of the Company to give the foregoing notices or defect therein shall limit any holder's right to exercise a repurchase right or affect the validity of the proceedings for the repurchase of Notes.

     If any of the foregoing provisions or other provisions of this Article are inconsistent with applicable law, such law shall govern.

          (b) To exercise a repurchase right, a holder shall deliver to the Trustee or any paying agent on or before the 30th day after the date of the Company Notice (i) written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the principal amount of the Notes to be repurchased (and, if any Note is to be repurchased in part, the serial number thereof, the portion of the principal amount thereof to be repurchased and the name of the Person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby, and (ii) the Notes with respect to which the repurchase right is being exercised.

          (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee or the paying agent the Repurchase Price in cash, for payment to the holder on the Repurchase Date, together with accrued and unpaid interest to, but excluding, the Repurchase Date payable with respect to the Notes as to which the repurchase right has been exercised.

          (d) If any Note (or portion thereof) surrendered for repurchase shall not be so paid on the Repurchase Date, the principal amount of such Note (or portion thereof, as the case may be) shall, until paid, bear interest from the Repurchase Date at the rate of 6% per annum, and each Note shall remain convertible into Common Stock until the principal of such Note (or portion thereof, as the case may be) shall have been paid or duly provided for.

          (e) Any Note which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the holder of such Note without service charge, a new Note or Notes, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the portion of the principal of the Note so surrendered that was not repurchased.

          (f) Any holder that has delivered to the Trustee its written notice exercising its right to require the Company to repurchase its Notes upon a Change in Control shall have the right to withdraw such notice at any time prior to the close of business on the Repurchase Date by delivery of a written notice of withdrawal to the Trustee prior to the close of business on such date. A Note in respect of which a holder is exercising its option to require repurchase upon a Change in Control may be converted into Common Stock in accordance with Article XV only if such holder withdraws its notice in accordance with the preceding sentence.

     Section 16.3  Certain Definitions.  For purposes of this Article XVI,
                   -------------------

          (a) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Commission pursuant to the Exchange Act and

          (b) the term "Person" shall include any syndicate or group which would be deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

     Section 16.4  Change in Control.  A "Change in Control" shall be deemed to
                   -----------------
have occurred at such time after the original issuance of the Notes as:

          (a) any Person, other than the Company, any subsidiary of the Company, William E. Brown, members of his immediate family, his heirs or any entity Controlled (as defined below) by the foregoing, or any employee benefit plan of the Company or any such subsidiary, is or becomes the beneficial owner, directly or indirectly, through a purchase or other acquisition transaction or series of transactions (other than a merger or consolidation involving the Company), of shares of capital stock of the Company entitling such Person to exercise in excess of 50% of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors;

          (b) there occurs any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company, or any sale or transfer of the assets of the Company as, or substantially as, an entirety to another Person (other than (i) any such transaction pursuant to which the holders of the Common Stock or Class B Stock immediately prior to such transaction have, directly or indirectly, shares of capital stock of the continuing or surviving corporation immediately after such transaction which entitle such holders to exercise in excess of 50% of the total voting power of all shares of capital stock of the continuing or surviving corporation entitled to vote generally in the election of directors and (ii) any merger (1) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock or Class B Stock or (2) which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock or Class B Stock solely into shares of common stock and separate series of common stock carrying substantially the same relative rights as the Common Stock and Class B Stock); or

          (c) a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of at least a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;

provided, however, that a Change in Control shall not be deemed to have occurred
--------  -------
if either (a) the Closing Price per share of the Common Stock for any ten (10) Trading Days within the period of twenty (20) consecutive Trading Days ending immediately before the Change in Control shall equal or exceed 105% of the Conversion Price in effect on each such Trading Day, or (b) (i) at least 90% of the consideration (excluding cash payments for fractional shares) in the transaction or transactions constituting the Change in Control consists of shares of common stock with full voting rights traded on a national securities exchange or quoted on the Nasdaq National Market (or which will be so traded or quoted when issued or exchanged in connection with such Change in Control) (such securities being referred to as "Publicly Traded Securities") and as a result of such transaction or transactions such Notes become convertible solely into such Publicly Traded Securities and (ii) the consideration in the transaction or transactions constituting the Change of Control consists of cash, Publicly Traded Securities or a combination of cash and Publicly Traded Securities with an aggregate fair market value (which, in the case of Publicly Traded Securities, shall be equal to the average Closing Price of such Publicly Traded Securities during the ten (10) consecutive Trading Days commencing with the sixth Trading Day following consummation of the transaction or transactions constituting the Change in Control) is at least 105% of the Conversion Price in effect on the date immediately preceding the date of consummation of such Change in Control. The term "Controlled" shall mean ownership or control of more than 50% of the voting power of such entity.

     Section 16.5  Consolidation, Merger, Etc.  In the case of any
                   --------------------------
reclassification, change, consolidation, merger, combination, sale or conveyance to which Section 15.6 applies, in which the Common Stock of the Company is changed or exchanged as a result into the right to receive shares of stock and other securities or property or assets (including cash) which includes shares of Common Stock of the Company or common stock of another person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate fair market value of such shares of stock and other securities, property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the person formed by such consolidation or resulting from such merger or combination or which acquires the properties or assets (including cash) of the Company, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of the Notes to cause the Company to repurchase the Notes following a Change in Control, including without limitation the applicable provisions of this Article XVI and the definitions of the Common Stock and Change in Control, as appropriate, and such other related definitions set forth herein as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provisions apply to the common stock and the issuer thereof if different from the Company and Common Stock of the Company (in lieu of the Company and the Common Stock of the Company).

                                 ARTICLE XVII.

                           MISCELLANEOUS PROVISIONS

     Section 17.1  Provisions Binding on Company's Successors.  All the
                   ------------------------------------------
covenants, stipulations, promises and agreements by the Company contained in this Indenture shall bind its successors and assigns whether so expressed or not.

     Section 17.2  Official Acts by Successor Corporation.  Any act or
                   --------------------------------------
proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any corporation that shall at the time be the lawful sole successor of the Company.

     Section 17.3  Addresses for Notices, Etc.  Any notice or demand which by
                   --------------------------
any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Notes on the Company shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee) to Central Garden & Pet Company, 3697 Mt. Diablo Boulevard, Lafayette, California 94549. Any notice, direction, request or demand hereunder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed to the Corporate Trust Office, which office is, at the date as of which this Indenture is dated, located at 101 California Street, Suite 2725, San Francisco, California, 94111,
Attention: Jim Nagy.

     The Trustee, by notice to the Company, may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Noteholder shall be mailed to him by first class mail, postage prepaid, at his address as it appears on the Note register and shall be sufficiently given to him if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 17.4  Governing Law.  This Indenture and each Note shall be deemed
                   -------------
to be a contract made under the laws of New York, and for all purposes shall be construed in accordance with the laws of New York.

     Section 17.5  Evidence of Compliance with Conditions Precedent Certificates
                   -------------------------------------------------------------
to Trustee.  Upon any application or demand by the Company to the Trustee to
----------
take any action under any
of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition (2) a brief statement as to the nature and scope of the examination or investigation upon which the statement or opinion contained in such certificate or opinion is based (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     Section 17.6  Legal Holidays.  In any case where the date of maturity of
                   --------------
interest on or principal of the Notes or the date fixed for redemption or repurchase of any Note will not be a Business Day, then payment of such interest on or principal of the Notes need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption or repurchase, and no interest shall accrue for the period from and after such date.

     Section 17.7  Trust Indenture Act.  This Indenture is hereby made subject
                   -------------------
to, and shall be governed by, the provisions of the Trust Indenture Act required to be part of and to govern indentures qualified under the Trust Indenture Act provided, however, that, unless otherwise required by law, notwithstanding the
--------  -------
foregoing, this Indenture and the Notes issued hereunder shall not be subject to the provisions of subsections (a)(1), (a)(2), and (a)(3) of Section 314 of the Trust Indenture Act as now in effect or as hereafter amended or modified provided, further, that this Section 17.7 shall not require this Indenture or
--------  -------
the Trustee to be qualified under the Trust Indenture Act prior to the time such qualification is in fact required under the terms of the Trust Indenture Act, nor shall it constitute any admission or acknowledgment by any party to such supplemental indenture that any such qualification is required prior to the time such qualification is in fact required under the terms of the Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in an indenture qualified under the Trust Indenture Act, such required provision shall control.

     Section 17.8  No Security Interest Created.  Nothing in this Indenture or
                   ----------------------------
in the Notes, expressed or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect, in any jurisdiction where property of the Company or its subsidiaries is located.

     Section 17.9  Benefits of Indenture.  Nothing in this Indenture or in the
                   ---------------------
Notes, expressed or implied, shall give to any Person, other than the parties hereto, any paying agent, any authenticating agent, any Custodian, any conversion agent, any Note registrar and their successors hereunder, the holders of Notes and the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     Section 17.10  Table of Contents, Headings, Etc.  The table of contents and
                    --------------------------------
the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

     Section 17.11  Authenticating Agent.  The Trustee may appoint an
                    --------------------
authenticating agent which shall be authorized to act on its behalf and subject to its direction in the authentication and delivery of Notes in connection with the original issuance thereof and transfers and exchanges of Notes hereunder, including under Sections 2.4, 2.5, 2.6, 2.7, 3.3, 15.2 and 16.2, as fully to all intents and purposes as though the authenticating agent had been expressly authorized by this Indenture and those Sections to authenticate and deliver Notes. For all purposes of this Indenture, the authentication and delivery of Notes by the authenticating agent shall be deemed to be authentication and delivery of such Notes "by the Trustee" and a certificate of authentication executed on behalf of the Trustee by an authenticating agent shall be deemed to satisfy any requirement hereunder or in the Notes for the Trustee's certificate of authentication. Such authenticating agent shall at all times be a person eligible to serve as trustee hereunder pursuant to Section 8.9.

     Any corporation into which any authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any authenticating agent shall be a party, or any corporation succeeding to the corporate trust business of any authenticating agent, shall be the successor of the authenticating agent hereunder, if such successor corporation is otherwise eligible under this
Section 17.11, without the execution or filing of any paper or any further act on the part of the parties hereto or the authenticating agent or such successor corporation.

     Any authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any authenticating agent by giving written notice of termination to such authenticating agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any authenticating agent shall cease to be eligible under this Section, the Trustee shall either promptly appoint a successor authenticating agent or itself assume the duties and obligations of the former authenticating agent under this Indenture, and upon such appointment of a successor authenticating agent, if made, shall give written notice of such appointment of a successor authenticating agent to the Company and shall mail notice of such appointment of a successor authenticating agent to all holders of Notes as the names and addresses of such holders appear on the Note register.

     The Trustee agrees to pay to the authenticating agent from time to time reasonable compensation for its services (to the extent pre-approved by the Company in writing), and the

Trustee shall be entitled to be reimbursed for such pre-approved payments, subject to Section 8.6.

     The provisions of Sections 8.2, 8.3, 8.4, 9.3 and this Section 17.11 shall be applicable to any authenticating agent.

     Section 17.12  Execution in Counterparts.  This Indenture may be executed
                    -------------------------
in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

     Chemical Trust Company of California hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly signed, all as of the date first written above.

                              CENTRAL GARDEN & PET COMPANY



                              By:     /s/ WILLIAM E. BROWN
                                   ----------------------------------

                              Name:  William E. Brown

                              Title:  Chairman of the Board and Chief
                                      Executive Officer

Attest:

   /s/ ROBERT B. JONES
 --------------------------
Title: V.P. Finance and CFO

                              CHEMICAL TRUST COMPANY OF CALIFORNIA, as Trustee



                              By:     /s/ JAMES NAGY
                                   -----------------------------

                              Name:     James Nagy

                              Title:    Assistant Vice President

Attest:

   /s/ HANS H. HELLEY
 --------------------
Title: Assistant Vice President

                                   EXHIBIT A
                                   ---------

[For Global Note only:]

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY," WHICH TERM INCLUDES ANY SUCCESSOR DEPOSITARY FOR THE CERTIFICATES) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. (OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[For all Notes:]

     THE NOTE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE.

     BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE NOTE EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE NOTE EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH NOTE EXCEPT (A) TO CENTRAL GARDEN & PET COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER THAT IS NOT A U.S. PERSON THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE NOTE EVIDENCED

HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE OR A SUCCESSOR TRUSTEE, AS APPLICABLE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE NOTE EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     IN CONNECTION WITH ANY TRANSFER OF THE NOTE EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH NOTE, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS NOTE TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO CHEMICAL TRUST COMPANY OF CALIFORNIA, AS TRUSTEE (OR A SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE NOTE EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                         CENTRAL GARDEN & PET COMPANY

                   6% CONVERTIBLE SUBORDINATED NOTE DUE 2003
No. ___                                                             CUSIP [____]

     Central Garden & Pet Company, a corporation duly organized and validly existing under the laws of the State of Delaware (herein called the "Company"), which term includes any successor corporation under the Indenture referred to on the reverse hereof, for value received hereby promises to pay to [for global Note, insert: CEDE & CO.] or registered assigns, the principal sum of [__________ ($__________)] [For Global Note only (as increased or decreased from time to time in accordance with the procedures of DTC)] on November 15, 2003, at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or, at the option of the holder of this Note, at the Corporate Trust Office, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semi-annually on March 15 and September 15 of each year, commencing March 15, 1997, on said principal sum at said office or agency, in like coin or currency, at the rate per annum of 6%, from March 15 or September 15, as the case may be, next preceding the date of this Note to which interest has been paid or duly provided for, unless the date hereof is a date to which interest has been paid or duly provided for, in which case from the date of this Note, or unless no interest has been paid or duly provided for on the Notes, in which case from November 15, 1996, until payment of said principal sum has been made or duly provided for. Notwithstanding the foregoing, if the date hereof is after any March 1 or September 1, as the case may be, and before the following March 15 or September 15, this Note shall bear interest from such March 15 or September 15 provided,
                                                                     --------
however, that if the Company shall default in the payment of interest due on
-------
such March 15 or September 15, then this Note shall bear interest from the next preceding March 15 or September 15 to which interest has been paid or duly provided for or, if no interest has been paid or duly provided for on such Note, from November 15, 1996. The interest payable on this Note pursuant to the Indenture on any March 15 or September 15 will be paid to the person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the record date, which shall be the March 1 or September 1 (whether or not a Business Day) next preceding such March 15 or September 15, as provided in the Indenture provided that any such interest not punctually paid or duly provided for shall be payable as provided in the Indenture. Interest may, at the option of the Company, be paid by check mailed to the registered address of such person provided that with respect to any holder of Notes with an aggregate
            --------
principal amount equal to or in excess of $5,000,000 interest may be paid by wire transfer as more fully specified in the Indenture.

     Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions subordinating the payment of principal of and premium, if any, and interest on the Notes to the prior payment in full of all Senior Indebtedness, as defined in the Indenture, and provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

     This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of said State.

     This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this Note to be duly executed under its corporate seal.

Dated:                        CENTRAL GARDEN & PET COMPANY


                              By:
                                 ---------------------------

[SEAL]                        Attest:
                                     -----------------------



TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes described in the within-named Indenture.

CHEMICAL TRUST COMPANY OF CALIFORNIA, as Trustee

By:
   ----------------------------------------------------
     Authorized Signatory

By:
   ----------------------------------------------------
     As Authenticating Agent (if different from Trustee)

                           [FORM OF REVERSE OF NOTE]

                         CENTRAL GARDEN & PET COMPANY

                   6% CONVERTIBLE SUBORDINATED NOTE DUE 2003

     This Note is one of a duly authorized issue of Notes of the Company, designated as its 6% Convertible Subordinated Notes due 2003 (herein called the "Notes"), limited to the aggregate principal amount of $100,000,000 ($115,000,000 if the over-allotment option is exercised in full) issued or to be issued under and pursuant to an indenture dated as of November 15, 1996 (herein called the "Indenture"), between the Company and Chemical Trust Company of California, as trustee (herein called the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the holders of the Notes.

     In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of and accrued interest on all Notes may be declared, and upon said declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

     The Indenture contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than a majority in aggregate principal amount of the Notes at the time outstanding, evidenced as in the Indenture provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or modifying in any manner the rights of the holders of the Notes provided, however, that no such supplemental indenture
                     --------  -------
shall (i) extend the fixed maturity of any Note, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or premium, if any, thereon, or reduce any amount payable on redemption thereof, or impair the right of any Noteholder to institute suit for the payment thereof, or make the principal thereof or interest or premium, if any, thereon payable in any coin or currency other than that provided in the Note, or modify the provisions of the Indenture with respect to the subordination of the Notes in a manner adverse to the Noteholders in any material respect, or change the obligation of the Company to repurchase any Note upon the occurrence of a Change in Control in a manner adverse to the holder of the Notes, or impair the right to convert the Notes into Common Stock in any material respect, without the consent of the holder of each Note so affected or (ii) reduce the aforesaid percentage of Notes, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all Notes then outstanding. It is also provided in the Indenture that the holders of a majority in aggregate principal amount of the Notes at the time outstanding may on behalf of the holders of all of the Notes waive any past default or Event of Default under the Indenture and its consequences except a default in the payment of interest or any premium on or the principal of any of the Notes, a default in the payment of redemption price pursuant to Article III or repurchase price pursuant to Article XVI or a failure by the Company to convert any Notes into

Common Stock of the Company. Any such consent or waiver by the holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and any Notes which may be issued in exchange or substitute hereof, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

     The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, expressly subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness of the Company, as defined in the Indenture, whether outstanding at the date of the Indenture or thereafter incurred, and this Note is issued subject to the provisions of the Indenture with respect to such subordination. Each holder of this Note by accepting the same, agrees to and shall be bound by such provisions and authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee his attorney-in-fact for such purpose.

     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note at the place, at the respective times, at the rate and in the coin or currency herein prescribed.

     Interest on the Notes shall be computed on the basis of a 360-day year comprised of twelve 30-day months.

     The Notes are issuable in registered form without coupons in minimum denominations of $1,000 [$100,000 in the case of Notes issued pursuant to Regulation D] and any integral multiple of $1,000. At the office or agency of the Company referred to on the face hereof, and in the manner and subject to the limitations provided in the Indenture, without payment of any service charge but with payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration or exchange of Notes, Notes may be exchanged for a like aggregate principal amount of Notes of other authorized denominations.

     The Notes will not be redeemable at the option of the Company prior to November 15, 1999. At any time on or after November 15, 1999, and prior to maturity the Notes may be redeemed at the option of the Company from time to time, as a whole or in part, upon mailing a notice of such redemption not less than 15 nor more than 60 days before the date fixed for redemption to the holders of Notes at their last registered addresses, all as provided in the Indenture, at the following optional redemption prices (expressed as percentages of the principal amount), together in each case with accrued interest to, but excluding, the date fixed for redemption.

     If redeemed during the 12-month period beginning November 15:

                 YEAR               PERCENTAGE
                 -------            -----------
                 1999..............    103.428%
                 2000..............    102.571
                 2001..............    101.714
                 2002..............    100.857

and 100% at November 15, 2003 provided that if the date fixed for redemption is
                              --------
on March 15 or September 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding March 1 or September 1, respectively.

     The Notes are not subject to redemption through the operation of any sinking fund.

     If a Change in Control (as defined in the Indenture) occurs prior to maturity, the holder of this Note shall have the right, in accordance with the provisions of the Indenture, to require the Company to repurchase this Note or any portion of the principal amount hereof that is an integral multiple of $1,000 for cash at a Repurchase Price equal to 100% of the principal amount plus accrued and unpaid interest to, but excluding, the Repurchase Date provided that
                                                                   --------
if such Repurchase Date is March 15 or September 15, then the interest payable on such date shall be paid to the holder of record of the Note on the next preceding March 1 or September 1, respectively. Within 15 days after the occurrence of a Change in Control, the Company is obligated to give all holders of record of Notes notice of the occurrence of such Change in Control and of the repurchase right arising as a result thereof.

     Subject to the provisions of the Indenture, the holder hereof has the right, at its option, at any time after 60 days following the latest date of original issuance of the Notes and prior to the close of business on the maturity date, subject to prior redemption or repurchase, or, as to all or any portion hereof called for redemption, prior to the close of business on the fifth Business Day preceding the date fixed for redemption (unless the Company shall default in payment due upon redemption thereof), to convert the principal hereof or any portion of such principal which is $1,000 or an integral multiple thereof, into that number of shares of the Company's Common Stock, as said shares shall be constituted at the date of conversion, obtained by dividing the principal amount of this Note or portion thereof to be converted by the Conversion Price of $28.00 or such Conversion Price as adjusted from time to time as provided in the Indenture, upon surrender of this Note, together with a conversion notice as provided in the Indenture, to the Company at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, or at the option of such holder, the Corporate Trust Office, and, unless the shares issuable on conversion are to be issued in the same name as this Note, duly endorsed by, or accompanied by instruments of transfer in form satisfactory to the Company duly executed by, the holder or by his duly authorized attorney. No adjustment in respect of interest or dividends will be made upon any conversion provided,
                                 --------
however, that if this Note shall be surrendered for conversion during the period
-------
from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date, this Note (unless it or the portion being converted shall have been called for redemption during the period from the close of business on any record date for the payment of interest to the close of business on the Business Day preceding the interest payment date) must be accompanied by an amount, in New York Clearing House funds or other funds acceptable to the Company, equal to the interest payable on such interest payment date on the principal amount being converted, provided further however, that in the event this Note or a portion
           -------- ------- -------
thereof is called for redemption on or after November 15, 1999 and before March 15, 2000 and the holder elects to convert such Note, the holder will be entitled to receive interest on such Note for the period from September 15, 1999 through November 15, 1999 (provided however, that no such payment need be made if there
                   -------- -------
shall exist at the time of conversion a default in the payment of interest on the Notes.) No fractional shares will be issued upon any conversion, but an adjustment in cash will be made, as provided in the Indenture, in respect of any fraction of a share which would otherwise be issuable upon the surrender of any Note or Notes for conversion.

     Any Notes called for redemption, unless surrendered for conversion on or before the close of business on the date fixed for redemption, may be deemed to be purchased from the holder of such Notes at an amount equal to the applicable redemption price, together with accrued interest to the date fixed for redemption, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the holders thereof and convert them into Common Stock of the Company and to make payment for such Notes as aforesaid to the Trustee in trust for such holders.

     Upon due presentment for registration of transfer of this Note at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at the option of the holder of this Note, at the Corporate Trust Office, a new Note or Notes of authorized denominations for an equal aggregate principal amount will be issued to the transferee in exchange thereof, subject to the limitations provided in the Indenture, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company, the Trustee, any authenticating agent, any paying agent, any conversion agent and any Note registrar may deem and treat the registered holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon), for the purpose of receiving payment hereof, or on account hereof, for the conversion hereof and for all other purposes, and neither the Company nor the Trustee nor any other authenticating agent nor any paying agent nor any other conversion agent nor any Note registrar shall be affected by any notice to the contrary. All payments made to or upon the order of such registered holder shall, to the extent of the sum or sums paid, satisfy and discharge liability for monies payable on this Note.

     No recourse for the payment of the principal of or any premium or interest on this Note, or for any claim based hereon or otherwise in respect hereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, employee, agent, officer or director or subsidiary, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

     Terms used in this Note and defined in the Indenture are used herein as therein defined.

                                 ABBREVIATIONS

     The following abbreviations, when used in the inscription of the face of this Note, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common      UNIF GIFT MIN ACT -  ____ Custodian _____
TEN ENT  -  as tenants by the                             (Cust)         (Minor)
            entireties
JT TEN   -  as joint tenants with           under Uniform Gifts to Minors Act
            right to survivorship and
            not as tenants in
            common                          -----------------------------------
                                                          (State)


                   Additional abbreviations may also be used
                         though not in the above list.

                               CONVERSION NOTICE

                       To: CENTRAL GARDEN & PET COMPANY

     The undersigned registered owner of this Note hereby irrevocably exercises the option to convert this Note, or the portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of Central Garden & Pet Company in accordance with the terms of the Indenture referred to in this Note, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Notes representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will check the appropriate box below and pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest accompanies this Note.

Dated:
      -----------------
                              -----------------------------------------------


                              -----------------------------------------------
                              Signature(s)

                              Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.


                              -----------------------------------------------
                              Signature Guarantee

Fill in for registration of shares
of Common Stock if to be issued,
and Notes if to be delivered, other
than to and in the name of the
registered holder:



----------------------------------
(Name)


----------------------------------
(Street Address)


----------------------------------
(City, State and Zip Code)

Please print name and address

                                    Principal amount to be converted
                                    (if less than all): $__________



                                    ----------------------------------
                                    Social Security or Other Taxpayer
                                    Identification Number

                                  ASSIGNMENT

For value received _______________ hereby sell(s), assign(s) and transfer(s) unto

  ____________________________________________________________________________
(Please insert name, social security or other Taxpayer Identification Number of assignee)

the within Note, and hereby irrevocably constitutes and appoints

  ____________________________________________________________________________

attorney to transfer the said Note on the books of the Company, with full power of substitution in the premises.

     In connection with any transfer of the within Note within three years of the date of original issuance of such Note, the undersigned confirms that such
Note is being transferred:

     [_]  To Central Garden & Pet Company or a subsidiary thereof or

     [_] Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended or

     [_] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended or

     [_] Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended or

     [_] Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended and unless the box below is checked, the undersigned confirms that such Note is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate").

     [_]  The transferee is an Affiliate of the Company.

Dated:
      ----------------------------------

                              ----------------------------------


                              ----------------------------------
                              Signature(s)

                              Signature(s) must be guaranteed by an eligible Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of Common Stock are to be issued, or Notes to be delivered, other than to and in the name of the registered holder.


                              ----------------------------------
                              Signature Guarantee

                          OPTION TO ELECT REPURCHASE
                           UPON A CHANGE IN CONTROL

To:  CENTRAL GARDEN & PET COMPANY

     The undersigned registered owner of this Note hereby irrevocably acknowledges receipt of a notice from Central Garden & Pet Company (the "Company") as to the occurrence of a Change in Control with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Note, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Note at the repurchase price, together with accrued interest to, but excluding, such date, to the registered holder hereof.

Dated:  _________________


                              ----------------------------------


                              ----------------------------------
                                          Signature(s)

                              NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Note in every particular without alteration, enlargement or any change whatever.

                              Principal amount to be repurchased (if less than all):

                                    $ ___________

                              --------------------------------------
                                 Social Security or Other Taxpayer
                                       Identification Number